UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

HIGHLAND FUNDS I

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

EXPLANATORY NOTE

This amendment is being filed solely for the purpose of updating “Interest expense and committee fees” in the Financial Highlights for Highland Merger Arbitrage Fund. No other information in the Form N-CSR has been revised or updated.

Item 1.	Reports to Stockholders.

A copy of the Semi-Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Funds I

Highland Long/Short Equity Fund

Highland Healthcare Opportunities Fund

Highland Merger Arbitrage Fund

Highland Opportunistic Credit Fund

Semi-Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-877-665-1287.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland Funds I

Highland Long/Short Equity Fund

Highland Healthcare Opportunities Fund

Highland Merger Arbitrage Fund

Highland Opportunistic Credit Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE (unaudited)

Highland Long/Short Equity Fund

Objective

Highland Long/Short Equity Fund seeks consistent, above average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Net Assets as of December 31, 2019

$72.3 million

Portfolio Data as of December 31, 2019

The information below provides a snapshot of Highland Long/Short Equity Fund at the end of the reporting period. Highland Long/Short Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 12/31/2019(%)(1)	Long Exposure	Short Exposure	Net Exposure

Communication Services	4.5	—	4.5
Consumer Discretionary	4.1	—	4.1
Consumer Staples	—	(5.8)	(5.8)
Exchange-traded Funds	—	(13.8)	(13.8)
Financials	45.2	(7.2)	38.0
Healthcare	3.1	—	3.1
Industrials	14.0	(3.4)	10.6
Information Technology	32.6	(1.5)	31.1
Materials	4.7	—	4.7
Real Estate	5.1	—	5.1
Other Investments and Assets & Liabilities(2)	18.4	(0.0)	18.4

Top 5 Holdings as of 12/31/2019(%)(1) Long Securities

Highland Merger Arbitrage Fund	10.1
CDK Global, Inc.	6.0
UIRC-GSA International LLC	5.5
Visa, Inc.	5.4
MasterCard	5.2

Short Securities

Utilities Select Sector SPDR Fund ETF	(3.6)
Consumer Staples Select Sector SPDR Fund ETF	(3.5)
T Rowe Price Group	(3.1)
General Mills	(3.0)
Hershey Co.	(2.8)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

Semi-Annual Report	1

FUND PROFILE (unaudited)

Highland Healthcare Opportunities Fund

Objective

Highland Healthcare Opportunities Fund seeks long-term capital appreciation.

Net Assets as of December 31, 2019

$ 37.2 million

Portfolio Data as of December 31, 2019

The information below provides a snapshot of Highland Healthcare Opportunities Fund at the end of the reporting period. Highland Healthcare Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 12/31/2019(%)(1)	Long Exposure

Healthcare:
Biotechnology	45.2
Health Care Equipment & Supplies	4.8
Health Care Providers & Services	1.4
Health Care Technology	1.4
Healthcare Equipment & Supplies	1.6
Healthcare Facilities	1.8
Healthcare Services	6.9
Life Sciences Tools & Services	6.0
Managed Healthcare	4.9
Pharmaceuticals	8.3
Other Investments and Assets & Liabilities(2)	17.7

Top 5 Holdings as of 12/31/2019(%)(1)(3) Long Securities

Minerva Neurosciences, Inc.	8.7
Bio-Rad Laboratories, Inc.	6.0
Ascendis Pharma	5.3
Humana, Inc.	4.9
Mustang Bio	3.7

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

(3)	Excludes the Fund’s investment in cash equivalent investments.

2	Semi-Annual Report

FUND PROFILE (unaudited)

Highland Merger Arbitrage Fund

Objective

Highland Merger Arbitrage Fund seeks to generate positive absolute returns.

Net Assets as of December 31, 2019

$ 30.6 million

Portfolio Data as of December 31, 2019

The information below provides a snapshot of Highland Merger Arbitrage Fund at the end of the reporting period. Highland Merger Arbitrage Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 12/31/2019 (%)(1)	Long Exposure	Short Exposure	Net Exposure

Communication Services	—	(0.5)	(0.5)
Consumer Discretionary	7.5	(5.3)	2.2
Consumer Staples	—	(0.6)	(0.6)
Energy	15.9	(10.2)	5.7
Financials	48.9	(18.2)	30.7
Health Care	6.6	—	6.6
Industrials	—	(0.7)	(0.7)
Information Technology	19.1	—	19.1
Materials	1.2	(0.8)	0.4
Real Estate	10.9	(5.4)	5.5
Utilities	—	(0.7)	(0.7)
Other Investments and Assets & Liabilities(2)	32.3	(0.0)	32.3

Top 5 Holdings as of 12/31/2019 (%)(1) Long Securities

SRC Energy	6.8
Medicines	6.6
William Lyon Homes	6.1
Liberty Property Trust	5.5
Zayo Group Holdings, Inc.	5.4

Short Securities

PDC Energy	(6.9)
Prologis	(5.4)
Taylor Morrison Home	(5.3)
OceanFirst Financial	(4.0)
Carolina Financial	(3.6)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

Semi-Annual Report	3

FUND PROFILE (unaudited)

Highland Opportunistic Credit Fund

Objective

Highland Opportunistic Credit Fund seeks to achieve high total returns while attempting to minimize losses.

Net Assets as of December 31, 2019

$ 26.3 million

Portfolio Data as of December 31, 2019

The information below provides a snapshot of Highland Opportunistic Credit Fund at the end of the reporting period. Highland Opportunistic Credit Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 12/31/2019 (%)(1)

BB	17%
B	41%
CCC	12%
D	14%
NR	16%

Sectors as of 12/31/2019(%)(2)(3)

Utilities	25.7%
Communication Services	16.1%
Energy	11.8%
Financial	11.2%
Consumer Discretionary	7.1%

Top 10 Holdings as of 12/31/2019(%)(2)(3)

Bruce Mansfield Unit 1 2007 Pass-Through Trust 6.85%, 6/1/2034 (Corporate Bonds & Notes)	9.9%
Fieldwood Energy LLC, Closing Date Loan, 2nd Lien 9.18%, 4/11/2023 (U.S. Senior Loans)	8.2%
Pacific Gas & Electric 6.05%, 3/1/2034 (Corporate Bonds & Notes)	8.0%
Advantage Sales & Marketing Inc., Term Loan, 2nd Lien 8.30%, 7/25/2022 (U.S. Senior Loans)	6.8%
Tru Kids, Inc. (Common Stock)	6.7%
Granite Acquisition, Inc., Term Loan B, 2nd Lien 9.19%, 12/19/2022 (U.S. Senior Loans)	6.2%
TerreStar Corporation (Common Stock)	5.3%
TerreStar Corporation, Term Loan A 11.00%, 2/27/2020 (U.S. Senior Loans)	3.8%
Federal National Mortgage Association 8.25%, (Preferred Stock)	3.5%
Federal Home Loan Mortgage 8.38%, (Preferred Stock)	3.4%

(1)

Quality is calculated as a percentage of total bonds & notes. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.
(3)	Includes Collateralized Loan Obligations

4	Semi-Annual Report

FINANCIAL STATEMENTS

December 31, 2019

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Semi-Annual Report	5

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2019	Highland Long/Short Equity Fund

Shares		Value ($)

Common Stocks - 107.8%

COMMUNICATION SERVICES - 4.5%
16,000	Facebook, Inc., Class A (a)(b)	3,284,000

CONSUMER DISCRETIONARY - 4.1%
1,300	Amazon.com, Inc. (a)(b)	2,402,192
5,000	Expedia Group (a)	540,700

		2,942,892

FINANCIALS - 39.7%
10,000	Ameriprise Financial, Inc. (a)	1,665,800
70,000	Bank of America	2,465,400
44,000	CIT Group, Inc. (a)	2,007,720
65,000	E*TRADE Financial Corp. (a)	2,949,050
26,812	Essent Group	1,393,956
22,000	JPMorgan Chase	3,066,800
30,000	Kemper	2,325,000
32,500	LPL Financial Holdings, Inc. (a)	2,998,125
11,000	S&P Global (a)	3,003,550
60,500	Truist Financial (a)	3,407,360
60,000	Western Alliance Bancorp (a)	3,420,000

		28,702,761

HEALTHCARE - 3.1%
18,000	Aerie Pharmaceuticals, Inc. (a)(b)	435,060
20,000	CryoLife, Inc. (a)(b)	541,800
26,000	Heron Therapeutics, Inc. (a)(b)	611,000
26,000	Portola Pharmaceuticals, Inc. (a)(b)	620,880

		2,208,740

INDUSTRIALS - 14.0%
35,000	AMETEK (a)	3,490,900
12,000	AO Smith	571,680
1	Pendrell Corp. (b)	176,275
9,000	Roper Technologies, Inc. (a)	3,188,070
11,000	United Rentals (a)(b)	1,834,470
8,000	Waste Connections	726,320
2,323	WESCO International (b)	137,963

		10,125,678

INFORMATION TECHNOLOGY - 32.6%
79,600	CDK Global, Inc. (a)	4,352,528
15,000	Global Payments (a)	2,738,400
12,500	Mastercard, Class A (a)	3,732,375
14,000	Microsoft Corp. (a)	2,207,800
7,500	Motorola Solutions	1,208,550
15,000	salesforce.com, Inc. (a)(b)	2,439,600
74,000	StoneCo, Class A (a)(b)	2,951,860
21,000	Visa, Inc., Class A (a)	3,945,900

		23,577,013

MATERIALS - 4.7%
23,500	Vulcan Materials (a)	3,383,765

REAL ESTATE - 5.1%
59,500	CBRE Group, Class A (a)(b)	3,646,755

	Total Common Stocks (Cost $68,857,988)	77,871,604

Shares		Value ($)

Registered Investment Company - 10.1%
374,333	Highland Merger Arbitrage Fund, Class Z (c)	7,288,257

	Total Registered Investment Companies (Cost $7,507,823)	7,288,257

Preferred Stock - 5.5%

FINANCIAL - 5.5%
4,000	UIRC-GSA International LLC 6.00%, 12/31/2026	4,000,000

	Total Preferred Stock (Cost $4,000,000)	4,000,000

Contracts

Purchased Option (b) - 0.4%
	Total Purchased Put Options (Cost $419,478)	250,675

	Total Purchased Options (Cost $419,478)	250,675

Cash Equivalents - 0.5%

MONEY MARKET FUND (d) - 0.5%
396,074	Dreyfus Treasury & Agency Cash Management, Institutional Class 1.440%	396,074

	Total Cash Equivalents (Cost $396,074)	396,074

Total Investments - 124.3%		89,806,610

(Cost $81,181,363)

Shares

Securities Sold Short - (31.7)%

EXCHANGE-TRADED FUNDS - (13.8)%
(40,000)	Consumer Staples Select Sector SPDR Fund ETF	(2,519,200)
(40,000)	Financial Select Sector SPDR Fund ETF	(1,231,200)
(8,500)	Industrial Select Sector SPDR Fund ETF	(692,495)
(9,500)	Invesco QQQ Trust Series 1, Ser 1	(2,019,795)
(3,000)	SPDR S&P 500 ETF Trust ETF	(965,580)
(40,000)	Utilities Select Sector SPDR Fund ETF	(2,584,800)

	Total Exchange-Traded Funds (Proceeds $9,556,128)	(10,013,070)

Common Stocks - (17.9)%

CONSUMER STAPLES - (5.8)%
(40,000)	General Mills	(2,142,400)
(14,000)	Hershey Co.	(2,057,720)

		(4,200,120)

FINANCIALS - (7.2)%
(40,000)	Legg Mason	(1,436,400)
(28,000)	Principal Financial Group	(1,540,000)
(18,000)	T Rowe Price Group	(2,193,120)

		(5,169,520)

INDUSTRIALS - (3.4)%
(18,000)	Graco, Inc.	(936,000)

6	See Glossary on page 14 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2019	Highland Long/Short Equity Fund

Shares		Value ($)

Common Stocks (continued)

INDUSTRIALS (continued)
(8,000)	Old Dominion Freight Line	(1,518,240)

		(2,454,240)

INFORMATION TECHNOLOGY - (1.5)%
(10,000)	PayPal Holdings, Inc. (e)	(1,081,700)

	Total Common Stocks (Proceeds $12,588,165)	(12,905,580)

	Total Securities Sold Short - (31.7)% (Proceeds $22,144,293)	(22,918,650)

Other Assets & Liabilities, Net (f) - 7.4%		5,371,280

Net Assets - 100.0%		72,259,240

(a)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $61,490,040.
(b)	Non-income producing security.
(c)	Affiliated issuer. Assets with a total aggregate market value of $7,288,257, or 10.1% of net assets, were affiliated with the Fund as of December 31, 2019.
(d)	Rate shown is 7 day effective yield.
(e)	No dividend payable on security sold short.
(f)	As of December 31, 2019, $3,364,759 in cash was segregated or on deposit with the broker to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

Purchased options contracts outstanding as of December 31, 2019 were as follows:

Description	Exercise price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
Consumer Staples Select Sector SPDR Fund	$61.00	March 2020	500	$3,146,000	$41,519	$30,250
SPDR S&P 500 ETF Trust	308.00	February 2020	125	4,013,500	39,255	29,375
Consumer Discretionary Select Sector SPDR Fund	120.00	January 2020	200	2,504,800	23,875	6,200
Communication Services Select Sector SPDR Fund	51.00	January 2020	300	1,605,900	18,479	4,500
Utilities Select Sector SPDR Fund	62.00	March 2020	500	3,218,500	40,019	30,000
Financial Select Sector SPDR Fund	30.00	March 2020	900	2,761,200	56,275	52,200
Financial Select Sector SPDR Fund	29.00	January 2020	700	2,147,600	21,727	3,500
iShares Russell 2000 ETF	159.00	January 2020	150	2,481,600	21,881	150
SPDR S&P 500 ETF Trust	309.00	January 2020	100	3,210,800	22,344	100
Invesco QQQ Trust Series 1	203.00	February 2020	200	4,244,200	59,407	41,400
Industrial Select Sector SPDR Fund	78.00	March 2020	400	3,260,800	54,016	50,000
Technology Select Sector SPDR Fund	85.00	January 2020	200	1,827,600	20,681	3,000

					$419,478	$250,675

See Glossary on page 14 for abbreviations along with accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2019	Highland Healthcare Opportunities Fund

Shares		Value ($)

Common Stocks - 82.1%

HEALTHCARE - 82.1%

Biotechnology - 45.1%
15,000	AbbVie, Inc.	1,328,100
24,300	Aimmune Therapeutics, Inc. (a)	813,321
48,800	Amicus Therapeutics, Inc. (a)	475,312
14,090	Ascendis Pharma ADR (a)	1,960,201
115,000	BioCryst Pharmaceuticals (a)	396,750
24,000	Biohaven Pharmaceutical Holding (a)	1,306,560
6,000	BioMarin Pharmaceutical (a)	507,300
35,000	Coherus Biosciences, Inc. (a)	630,175
16,200	Global Blood Therapeutics, Inc. (a)	1,287,738
40,000	Heron Therapeutics, Inc. (a)	940,000
30,000	Insmed (a)	716,400
455,000	Minerva Neurosciences, Inc. (a)	3,235,050
340,000	Mustang Bio (a)	1,387,200
9,000	Natera (a)	303,210
7,500	NextCure (a)	422,475
28,750	Portola Pharmaceuticals, Inc. (a)	686,550
5,300	uniQure (a)	379,798

		16,776,140

Health Care Equipment & Supplies - 4.8%
20,000	Axonics Modulation Technologies (a)	554,200
12,000	Establishment Labs Holdings (a)	331,920
10,000	Silk Road Medical (a)	403,800
8,250	Tandem Diabetes Care (a)	491,782

		1,781,702

Health Care Providers & Services - 1.4%
3,000	Laboratory Corp of America Holdings (a)	507,510

Health Care Technology - 1.4%
35,000	Evolent Health, Class A (a)	316,750
2,500	Teladoc Health, Inc. (a)	209,300

		526,050

Healthcare Equipment & Supplies - 1.6%
4,000	Zimmer Holdings, Inc.	598,720

Healthcare Facilities - 1.8%
20,000	Acadia Healthcare, Inc. (a)	664,400

Healthcare Services - 6.9%
3,500	Anthem, Inc.	1,057,105
5,000	Centene (a)	314,350
3,200	Cigna Corp.	654,368
4,000	McKesson, Inc.	553,280

		2,579,103

Life Sciences Tools & Services - 6.0%
6,000	Bio-Rad Laboratories, Inc., Class A (a)	2,220,180

Managed Healthcare - 4.9%
5,000	Humana, Inc.	1,832,600

Pharmaceuticals - 8.2%
3,000	Aerie Pharmaceuticals, Inc. (a)	72,510
60,000	Agile Therapeutics (a)	150,000
10,000	Evolus (a)	121,700

Shares		Value ($)

Pharmaceuticals (continued)
545,000	EyePoint Pharmaceuticals (a)	844,750
25,000	Foamix Pharmaceuticals (a)	83,250
15,379	Nektar Therapeutics, Class A (a)	331,956
7,500	Pacira BioSciences, Inc. (a)	339,750
58,478	Paratek Pharmaceuticals, Inc. (a)	235,666
54,749	SteadyMed, Ltd. (a)(b)(c)	40,405
15,000	Takeda Pharmaceutical Co., Ltd.	597,930
5,000	Zogenix, Inc. (a)	260,650

		3,078,567

	Total Common Stocks (Cost $27,920,996)	30,564,972

Warrants - 0.2%

HEALTHCARE - 0.2%

Biotechnology - 0.1%
1,717,910	Galena Biopharma, Inc., Expires 03/18/2020 (b)	—
118,797	Gemphire Therapeutics, Inc., Expires 03/15/2022 (a)(b)	24,805

Pharmaceuticals - 0.1%
255,000	Scynexis, Inc., Expires 06/21/2021 (a)(b)	38,096

	Total Warrants (Cost $—)	62,901

Preferred Stock - 0.0%

HEALTHCARE - 0.0%

Healthcare Technology - %
608,695	AMINO, Inc., Series C (a)(b)(c)(d)(e)	—

	Total Preferred Stock (Cost $3,499,996)	—

Cash Equivalents - 14.4%

MONEY MARKET FUND (f) - 14.4%
5,373,467	Dreyfus Treasury & Agency Cash Management, Institutional Class 1.440%	5,373,467

	Total Cash Equivalents (Cost $5,373,467)	5,373,467

Total Investments - 96.7%		36,001,340

(Cost $36,794,459)
Other Assets & Liabilities, Net - 3.3%		1,242,880

Net Assets - 100.0%		37,244,220

(a)	Non-income producing security.
(b)

Securities with a total aggregate value of $103,306, or 0.3% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $40,405, or 0.1% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2019. Please see Notes to Investment Portfolio.

8	See Glossary on page 14 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2019	Highland Healthcare Opportunities Fund

(d)	There is currently no rate available.
(e)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
AMINO, Inc.	Preferred Stock	11/18/2016	$3,499,996	$—	0.0%

(f)	Rate shown is 7 day effective yield.

See Glossary on page 14 for abbreviations along with accompanying Notes to Financial Statements.	9

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2019	Highland Merger Arbitrage Fund

Shares		Value ($)

Common Stocks - 110.1%

CONSUMER DISCRETIONARY - 7.5%
30,535	Swedol, Class B	151,190
2,100	Tiffany	280,665
93,181	William Lyon Homes, Class A (a)(b)	1,861,756

		2,293,611

ENERGY - 15.9%
74,265	Callon Petroleum (b)	358,699
34,806	Parsley Energy, Class A	658,181
508,240	SRC Energy (b)	2,093,949
28,902	Tallgrass Energy, Class A	639,312
730,850	Teekay Offshore Partners	1,125,509

		4,875,650

FINANCIALS - 48.9%
35,000	Acamar Partners Acquisition (a)(b)	350,700
35,000	Apex Technology Acquisition (b)	366,800
502	Apex Technology Acquisition, Class A (b)	4,955
59,373	Bancorp of New Jersey (a)(b)	1,145,857
110,084	Carolina Trust Bancshares (a)(b)	1,391,462
12,646	CF Finance Acquisition, Class A (a)(b)	129,622
35,052	ChaSerg Technology Acquisition Corp. (b)	420,975
3,303	ChaSerg Technology Acquisition Corp., Class A (b)	35,705
15,000	Churchill Capital II (b)	161,681
26,300	CIIG Merger (b)	266,945
15,000	Crescent Acquisition (b)	153,600
6,705	Crescent Acquisition, Class A (b)	67,184
30,796	DiamondPeak Holdings, Class A (b)	306,420
17,000	Empire Bancorp (b)	236,130
9,000	FinServ Acquisition (b)	92,070
2,319	Forum Merger II, Class A (b)	23,677
3,750	GX Acquisition (b)	38,888
5,800	GX Acquisition, Class A (b)	58,058
57,500	Haymaker Acquisition II (b)	602,025
30,000	Haymaker Acquisition II, Class A (b)	301,800
60,000	Healthcare Merger (b)	621,000
26,250	Hennessy Capital Acquisition IV, Class A (b)	266,700
3,164	Independent Bank Group, Inc.	175,412
465,469	Ladenburg Thalmann Financial Services	1,619,832
10,000	Landcadia Holdings II (b)	101,200
61,000	Landcadia Holdings II, Class A (a)(b)	602,070
27,000	LF Capital Acquisition Corp., Class A (a)(b)	279,720
5,701	Monocle Acquisition (b)	58,036
22,484	MSB Financial (b)	404,712
19,801	Oaktree Acquisition (a)(b)	201,970
30,001	Pivotal Investment II, Class A (b)	298,210
45,000	PropTech Acquisition (b)	464,400
11,715	Revere Bank (b)	459,228
7,400	RMG Acquisition, Class A (b)	73,852
84	South Mountain Merger, Class A (b)	829
5,600	Tortoise Acquisition, Class A (b)	55,944
31,900	Trident Acquisitions Corp. (b)	335,907
20,000	Trine Acquisition, Class A (b)	199,600
72,603	Two River Bancorp (a)	1,626,307
2,370	United Bankshares	91,624
75,203	United Community Financial	876,867

		14,967,974

Shares		Value ($)

HEALTH CARE - 6.6%
23,900	Medicines (a)(b)	2,030,066

INFORMATION TECHNOLOGY - 19.1%
9,599	Anixter International (a)(b)	884,068
156,540	Cision (b)	1,560,704
50,000	Pivotal Investment II (b)	510,000
195,657	Sophos Group	1,446,316
10,100	Tech Data (b)	1,450,360

		5,851,448

MATERIALS - 1.2%
37,384	OMNOVA Solutions (b)	377,952

REAL ESTATE - 10.9%
27,692	Liberty Property Trust , REIT	1,662,905
47,908	Zayo Group Holdings, Inc. (a)(b)	1,660,012

		3,322,917

	Total Common Stocks (Cost $32,953,070)	33,719,618

Units

Right - 0.0%

FINANCIALS - 0.0%
1,650	Celgene Corp. (b)	4,966

	Total Rights (Cost $3,515)	4,966

Warrant - 0.0%

FINANCIALS - 0.0%
900	GX Acquisition, Expires 05/27/2026 (b)	720

	Total Warrants (Cost $705)	720

Total Investments - 110.1%		33,725,304

(Cost $32,957,290)

Shares

Securities Sold Short - (42.4)%

COMMON STOCKS - (42.4)%

Communication Services - (0.5)%
(15,000)	Cincinnati Bell (c)	(157,050)

Consumer Discretionary - (5.3)%
(74,404)	Taylor Morrison Home, Class A (c)	(1,626,472)

Consumer Staples - (0.6)%
(11,270)	Craft Brew Alliance (c)	(185,955)

Energy - (10.2)%
(73,761)	Callon Petroleum (c)	(356,266)
(77,878)	Jagged Peak Energy (c)	(661,184)
(80,632)	PDC Energy (c)	(2,110,139)

		(3,127,589)

10	See Glossary on page 14 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of December 31, 2019	Highland Merger Arbitrage Fund

Shares		Value ($)

Securities Sold Short (continued)

COMMON STOCKS (continued)

Financials - (18.2)%
(25,802)	Carolina Financial	(1,115,420)
(36,947)	ConnectOne Bancorp	(950,277)
(28,046)	First Defiance Financial	(883,169)
(5,566)	Flushing Financial	(120,253)
(26,538)	Kearny Financial	(367,021)
(48,738)	OceanFirst Financial	(1,244,768)
(12,302)	Sandy Spring Bancorp	(466,000)
(3,069)	Texas Capital Bancshares (c)	(174,227)
(6,876)	United Bankshares	(265,826)

		(5,586,961)

Industrials - (0.7)%
(12,214)	Momentum Group, Class B	(152,136)
(800)	WESCO International (c)	(47,512)

		(199,648)

Materials - (0.8)%
(7,184)	Innophos Holdings (c)	(229,744)

Real Estate - (5.4)%
(18,692)	Prologis	(1,666,205)

Utilities - (0.7)%
(3,747)	AquaVenture Holdings (c)	(101,619)
(3,815)	Pattern Energy Group, Class A	(102,070)

		(203,689)

	Total Common Stocks (Proceeds $12,540,829)	(12,983,313)

	Total Securities Sold Short - (42.4)% (Proceeds $12,540,829)	(12,983,313)

Other Assets & Liabilities, Net - 32.3% (d)		9,892,597

Net Assets - 100.0%		30,634,588

(a)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $10,963,460.
(b)	Non-income producing security.
(c)	No dividend payable on security sold short.
(d)	As of December 31, 2019, $9,865,738 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

The Fund had the following swaps contracts, for which $950,286 was pledged as collateral, open at December 31, 2019:

Swap contracts outstanding as of December 31, 2019 were as follows:

Underlying Instrument	Financing Rate	Payment Frequency	Counter party	Expiration Date	Currency	Notional Amount ($)	Market Value ($)	Upfront Premiums Paid (Received) ($)	Mark to Market	Unrealized Appreciation/ (Depreciation)
LONG EQUITY TRS
Altran Technologies Sa	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	July 8, 2020	EUR	682,248	677,236	(101)	(4,911)	(5,012)
Cobham PLC	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	December 30, 2020	GBP	2,178,285	2,175,900	(73)	(2,312)	(2,385)
Swedol	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	November 30, 2020	SEK	1,001,283	1,009,960	(272)	8,949	8,677

									1,726	1,280

See Glossary on page 14 for abbreviations along with accompanying Notes to Financial Statements.	11

INVESTMENT PORTFOLIO (unaudited)

As of December 31, 2019	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 36.4%

COMMUNICATION SERVICES - 5.9%
529,633	iHeartCommunications Inc., Initial Term Loan, 1st Lien, 05/01/26	534,819
998,273	TerreStar Corporation, Term Loan A, 11.000% PIK 02/27/20 (c)(d)	996,277
23,409	TerreStar Corporation, Term Loan C, 11.000% PIK 02/27/20 (c)(d)	23,362

		1,554,458

ENERGY - 11.1%
3,738,682	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, LIBOR USD 3 Month+7.250%, 04/11/23	2,152,079
835,835	Traverse Midstream Partners LLC, Term Loan, LIBOR USD 3 Month+4.000%, 09/27/24	758,938

		2,911,017

INFORMATION TECHNOLOGY - 2.1%
555,882	Procera Networks, Inc., Initial Term Loan, LIBOR USD 3 Month+4.500%, 10/30/25	549,862

SERVICE - 6.8%
2,000,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, LIBOR USD 3 Month+6.500%, 07/25/22	1,788,340

TRANSPORTATION - 4.2%
612,622	Gruden Acquisition, Inc., Incremental Term Loan, 1st Lien, LIBOR USD 3 Month+5.500%, 08/18/22	614,153
402,893	Kenan Advantage, Cov-Lite, Initial Term Loan, 1st Lien, 07/29/22	401,006
95,809	Kenan Advantage, Initial Term Loan B, 07/29/22	95,360

		1,110,519

UTILITIES - 6.3%
1,623,513	Granite Acquisition, Inc., Term Loan B, 2nd Lien, LIBOR USD 3 Month+7.250%, 12/19/22	1,628,919
15,190,310	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan (e)	13,671

		1,642,590

	Total U.S. Senior Loans (Cost $12,135,718)	9,556,786

Shares

Common Stocks - 19.3%

COMMUNICATION SERVICES - 10.1%
62,493	Clear Channel Outdoor Holdings, Inc., Class A (f)	178,730
34,625	iHeartMedia, Inc. (f)	585,162
6,369	Metro-Goldwyn-Mayer, Inc. (f)(g)	489,352
5,082	TerreStar Corporation (c)(d)(f)(g)	1,408,578

		2,661,822

Shares		Value ($)

CONSUMER DISCRETIONARY - 7.1%
374	Toys ‘R’ Us (f)	93,415
374	Tru Kids, Inc. (f)	1,774,876

		1,868,291

MATERIALS - 2.1%
105,492	MPM Holdings, Inc. (f)	527,460
6,632	Omnimax International, Inc. (c)(d)(f)	20,691

		548,151

	Total Common Stocks (Cost $8,885,705)	5,078,264

Principal Amount ($)

Corporate Bonds & Notes - 19.1%

ENERGY - 0.8%
2,437,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (b)(c)(d)	168,153
4,000,000	Rex Energy Corp. 8.00%, 10/03/19 (b)	40,000
464	Sable Permian Resources Land 7.38%, 11/01/21	100

		208,253

UTILITIES - 18.3%
2,950,685	Bruce Mansfield Unit 1 2007 Pass-Through Trust 6.85%, 06/01/34 (b)	2,591,423
2,000,000	Pacific Gas & Electric 6.05%, 03/01/34 (b)	2,098,700
22,280,000	Texas Competitive Electric Holdings Co., LLC (b)(e)	106,944

		4,797,067

	Total Corporate Bonds & Notes (Cost $6,570,841)	5,005,320

Shares

Preferred Stock - 11.2%

FINANCIAL - 11.2%
75,520	Federal Home Loan Mortgage 8.38%(f)(h)	894,912
76,690	Federal National Mortgage Association 8.25% (f)(h)	916,445
1,500	Grayson CLO, Ltd., 11/01/2021 (i)	625,808
1,000	Westchester CLO, Ltd., 08/01/2022 (i)	515,000

	Total Preferred Stock (Cost $3,443,328)	2,952,165

Principal Amount ($)

Collateralized Loan Obligations - 2.1%
90,059	Highland Park CDO I, Ltd., Series 2006-1A, Class A2 LIBOR USD 3 Month+0.400%, 3.05%, 11/25/2051 (j)(k)	90,042
500,000	Vibrant CLO V, Series 2016-5A, Class E ICE LIBOR USD 3 Month+7.000%, 8.97%, 1/20/2029 (k)	455,000

	Total Collateralized Loan Obligations (Cost $562,993)	545,042

12	See Glossary on page 14 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of December 31, 2019	Highland Opportunistic Credit Fund

Units		Value ($)

Rights - 1.0%

UTILITIES - 1.0%
253,272	Texas Competitive Electric Holdings Co., LLC (f)	266,442

	Total Rights (Cost $837,554)	266,442

Warrants - 0.1%

COMMUNICATION SERVICES - 0.1%
1,437	iHeartCommunications, Inc., Expires 05/01/2039 (f)	22,049

	Total Warrants (Cost $25,526)	22,049

Principal Amount ($)

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS - 0.0%
317,982	Celtic Pharma Phinco BV, 17.00%, (b)(c)	—

	Total Foreign Corporate Bonds & Notes (Cost $212,561)	—

Total Investments - 89.2%		23,426,068

(Cost $32,674,226)
Other Assets & Liabilities, Net - 10.8%		2,836,239

Net Assets - 100.0%		26,262,307

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2019, the LIBOR USD 3 Month rate was 1.91%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(b)	The issuer is, or is in danger of being, in default of its payment obligation.
(c)

Securities with a total aggregate value of $2,617,061, or 10.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $2,617,061, or 10.0% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2019. Please see Notes to Investment Portfolio.

(e)	Represents value held in escrow pending future events. No interest is being accrued.
(f)	Non-income producing security.

(g)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stock	12/20/2010	$238,560	$489,352	1.9%
TerreStar Corporation	Common Stock	12/12/2014	$1,456,829	$1,408,578	5.4%

(h)	Perpetual security with no stated maturity date.
(i)	There is currently no rate available.
(j)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(k)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect December 31, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 3 month which is equal to 1.91%.

See Glossary on page 14 for abbreviations along with accompanying Notes to Financial Statements.	13

GLOSSARY: (abbreviations that may be used in the preceding statements)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LTD	Limited
PIK	Payment-in-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt
TRS	Total Return Swap

14	Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

As of December 31, 2019 (unaudited)	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Healthcare Opportunities Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Assets
Investments, at value	82,122,279	30,627,873	33,725,304	23,426,068
Affiliated investments, at value (Note 9)	7,288,257	—	—	—

Total Investments, at value	89,410,536	30,627,873	33,725,304	23,426,068
Cash	2,991,474	—	259,485	—
Cash equivalents (Note 2)	396,074	5,373,467	—	—
Restricted Cash — Securities Sold Short and Written Options (Notes 2 and 3)	3,364,759	1,499,020	9,865,738	—
Restricted Cash (Note 2)	—	—	950,286	—
Foreign currency	308	10,520	69,015	—
Swaps, at value	—	—	1,280	—
Foreign tax reclaim receivable	37,837	4,544	48,172	—
Receivable for:
Investments sold	4,000,000	106,141	3,333,419	3,037,577
Dividends and interest	44,061	12,248	14,635	98,633
Miscellaneous	—	15,424	—	—
Fund shares sold	6,596	1,543	2,418	—
Prepaid expenses and other assets	56,681	34,690	65,373	40,834

Total assets	100,308,326	37,685,470	48,335,125	26,603,112

Liabilities:
Due to custodian	—	13,236	—	79,611
Securities sold short, at value (Notes 2 and 8)	22,918,650	—	12,983,313	—

Payable for:
Investments purchased	4,000,000	—	4,529,295	—
Fund shares redeemed	573,497	300,062	45	136,712
Accounting services fees	225,667	20,703	51,857	55,468
Investment advisory and administration fees (Note 6)	62,202	37,517	74,491	13,872
Transfer agent fees	54,916	25,008	11,527	3,142
Accrued dividends on securities sold short	20,710	—	6,713	—
Trustees fees	18,602	2,189	1,178	2,436
Audit fees	10,061	—	—	—
Swap payments	8,923	—	—	—
Income distribution payable	—	—	—	29,966
Accrued expenses and other liabilities	155,858	42,535	42,118	19,598

Total liabilities	28,049,086	441,250	17,700,537	340,805

Commitments and Contingencies (Note 7)

Net Assets	72,259,240	37,244,220	30,634,588	26,262,307

See accompanying Notes to Financial Statements.	15

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of December 31, 2019 (unaudited)	Highland Funds I

	Highland Long/Short Equity Fund $	Highland Healthcare Opportunities Fund $	Highland Merger Arbitrage Fund $	Highland Opportunistic Credit Fund $
Net Assets Consist of:
Paid-in capital	79,023,273	221,391,275	29,800,742	53,354,951
Total distributable earnings (loss)	(6,764,033)	(184,147,055)	833,846	(27,092,644)

Net Assets	72,259,240	37,244,220	30,634,588	26,262,307

Investments, at cost	73,277,466	31,420,992	32,957,290	32,674,226
Affiliated investments, at cost (Note 9)	7,507,823	5,373,467	—	—
Cash equivalents, at cost (Note 2)	396,074	—	—	—
Foreign currency, at cost	302	10,477	67,710	—
Proceeds from securities sold short	22,144,293	—	12,540,829	—
Swap premiums paid	—	—	(446)	—

Class A:
Net assets	13,080,488	10,725,215	1,125,222	1,931,866
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,200,648	710,808	58,508	489,928
Net asset value per share(a)	10.89	15.09	19.23	3.94
Maximum offering price per share(b)(c)	11.52	15.97	20.35	4.08

Class C:
Net assets	7,956,133	10,360,179	1,097,532	2,478,163
Shares outstanding ($0.001 par value; unlimited shares authorized)	808,027	736,859	57,670	625,557
Net asset value and offering price per share(a)	9.85	14.06	19.03	3.96

Class Z:
Net assets	51,222,619	16,158,826	28,411,834	21,852,278
Shares outstanding ($0.001 par value; unlimited shares authorized)	4,462,007	1,029,190	1,462,532	5,578,897
Net asset value, offering and redemption price per share	11.48	15.70	19.43	3.92

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)

The sales charge is 5.50% for Long/Short Equity Fund, the Healthcare Opportunities Fund and Merger Arbitrage Fund. The sales charge is 3.50% for the Opportunistic Credit Fund. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

16	See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2019 (unaudited)	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Healthcare Opportunities Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Investment Income:

Income:
Dividends from unaffiliated issuers	362,294	63,820	473,710	97,609
Dividends from affiliated issuers (Note 9)	23,804	—	—	—
Less: Foreign taxes withheld	(231)	—	(7,174)	—
Interest from unaffiliated issuers	53,152	94,369	202,478	755,560

Total income	439,019	158,189	669,014	853,169

Expenses:
Investment advisory (Note 6)	1,157,265	193,703	180,872	183,555
Administration fees (Note 6)	102,868	51,331	9,797	—
Distribution and shareholder service fees: (Note 6)
Class A	25,086	18,818	1,731	5,231
Class C	52,000	51,705	5,335	11,777
Accounting services fees (Note 6)	59,293	7,586	18,357	23,622
Transfer agent fees	66,333	25,885	3,288	20,418
Legal fees	42,606	9,887	5,641	29,017
Registration fees	29,072	21,921	14,315	10,229
Audit fees	73,626	22,231	17,103	26,458
Interest expense and commitment fees (Note 7)	191,482	—	271,025	—
Insurance	16,905	2,692	2,200	2,802
Trustees fees (Note 6)	22,066	5,089	3,478	4,924
Reports to shareholders	33,804	16,451	4,502	5,418
Custodian/wire agent fees	68,206	22,758	52,832	16,326
Pricing fees	4,498	3,271	942	2,287
Dividends and fees on securities sold short (Note 2)	195,253	—	85,127	—
Amortized offering costs	—	—	16,811	—
Other	35,643	25,829	7,254	11,944

Total operating expenses before waiver and reimbursement (Note 6)	2,176,006	479,157	700,610	354,008
Less: Expenses waived or borne by the adviser and administrator	(724,286)	—	(94,412)	(171,523)

Net operating expenses	1,451,720	479,157	606,198	182,485

Net investment income (loss)	(1,012,701)	(320,968)	62,816	670,684

Net Realized and Unrealized Gain (Loss) on Investments Realized gain (loss) on:
Investments from unaffiliated issuers	4,516,194	849,168	430,368	(398,565)
Securities sold short (Note 2)	(1,841,963)	—	65,536	—
Swap contracts (Note 3)	(730,436)	—	284,566	—
Written options contracts (Note 3)	1,053,084	(30,676)	—	—
Foreign currency related transactions	(11,547)	(114)	8,982	—

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated issuers	(3,323,411)	1,629,749	79,839	(624,233)
Investments in affiliated issuers (Note 9)	284,493	—	—	—
Securities sold short (Note 2)	813,695	—	480,764	—
Swap contracts (Note 3)	367,215	—	(216,234)	—
Written options contracts (Note 3)	(43,768)	—	—	—
Foreign currency related translations	109	73	118,233	—

Net realized and unrealized gain (loss) on investments	1,083,665	2,448,200	1,252,054	(1,022,798)

Total increase (decrease) in net assets resulting from operations	70,964	2,127,232	1,314,870	(352,114)

See accompanying Notes to Financial Statements.	17

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Long/Short Equity Fund

	Six Months Ended December 31, 2019 (unaudited) ($)	Year Ended June 30, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(1,012,701)	(2,546,168)
Net realized gain (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	2,985,332	(1,187,288)
Net decrease in unrealized (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(1,901,667)	(13,092,924)

Net increase (decrease) from operations	70,964	(16,826,380)

Distributions
Class A	(250,200)	(1,980,312)
Class C	(172,749)	(1,644,015)
Class Z	(957,093)	(21,375,685)

Total distributions	(1,380,042)	(25,000,012)

Decrease in net assets from operations and distributions	(1,309,078)	(41,826,392)

Share transactions:
Proceeds from sale of shares
Class A	2,801,894	4,426,159
Class C	36,309	689,878
Class Z	6,929,438	56,825,437
Value of distributions reinvested
Class A	227,351	1,829,535
Class C	144,032	1,363,455
Class Z	729,497	13,251,145
Cost of shares redeemed
Class A	(5,651,457)	(11,877,982)
Class C	(4,901,748)	(7,631,233)
Class Z	(78,791,058)	(222,961,524)

Net decrease from shares transactions	(78,475,742)	(164,085,130)

Total decrease in net assets	(79,784,820)	(205,911,522)

Net Assets
Beginning of period	152,044,060	357,955,582

End of period	72,259,240	152,044,060

18	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Equity Fund

	Six Months Ended December 31, 2019 (unaudited)	Year Ended June 30, 2019
Class A:
Shares Sold	258,644	369,871
Issued for distribution reinvested	20,858	186,307
Shares Redeemed	(523,395)	(1,091,528)

Net decrease in fund shares	(243,893)	(535,350)

Class C:
Shares Sold	3,697	67,360
Issued for distribution reinvested	14,608	152,341
Shares Redeemed	(498,089)	(751,937)

Net decrease in fund shares	(479,784)	(532,236)

Class Z:
Shares Sold	613,547	4,598,393
Issued for distribution reinvested	63,490	1,284,026
Shares Redeemed	(6,895,490)	(19,371,932)

Net decrease in fund shares	(6,218,453)	(13,489,513)

See accompanying Notes to Financial Statements.	19

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland HealthCare Opportunities Fund

	Six Months Ended December 31, 2019 (unaudited) ($)	Year Ended June 30, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(320,968)	(539,835)
Net realized gain on investments, securities sold short and written options	818,378	12,159,818
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	1,629,822	(6,602,803)

Net increase from operations	2,127,232	5,017,180

Share transactions:
Proceeds from sale of shares
Class A	199,715	2,386,245
Class C	24,551	1,243,448
Class Z	570,034	7,254,248
Cost of shares redeemed
Class A	(1,904,943)	(8,638,300)
Class C	(1,415,517)	(4,473,568)
Class Z	(6,545,721)	(15,151,260)

Net decrease from shares transactions	(9,071,881)	(17,379,187)

Total decrease in net assets	(6,944,649)	(12,362,007)

Net Assets
Beginning of period	44,188,869	56,550,876

End of period	37,244,220	44,188,869

20	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland HealthCare Opportunities Fund

	Six Months Ended December 31, 2019 (unaudited)	Year Ended June 30, 2019
Class A:
Shares Sold	14,014	163,392
Issued for distribution reinvested	—	—
Shares Redeemed	(138,850)	(606,380)

Net decrease in fund shares	(124,836)	(442,988)

Class C:
Shares Sold	1,920	92,871
Shares Redeemed	(111,091)	(337,616)

Net decrease in fund shares	(109,171)	(244,745)

Class Z:
Shares Sold	41,329	496,049
Shares Redeemed	(461,986)	(1,035,421)

Net decrease in fund shares	(420,657)	(539,372)

See accompanying Notes to Financial Statements.	21

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Merger Arbitrage Fund

	Six Months Ended December 31, 2019 (unaudited) ($)	Year Ended June 30, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	62,816	1,373,442
Net realized gain on investments, securities sold short, written options, futures contracts and foreign currency transactions	789,452	1,678,161
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	462,602	(1,107,595)

Net increase from operations	1,314,870	1,944,008

Distributions
Class A	(3,808)	(84,890)
Class C	(3,615)	(127,840)
Class Z	(92,578)	(2,809,868)
Return of capital:
Class A	—	(36,574)
Class C	—	(54,373)
Class Z	—	(1,225,981)

Total distributions	(100,001)	(4,339,526)

Increase (decrease) in net assets from operations and distributions	1,214,869	(2,395,518)

Share transactions:
Proceeds from sale of shares
Class A	252,172	848,373
Class C	197,853	296,055
Class Z	1,516,576	3,771,432
Value of distributions reinvested
Class A	3,804	77,643
Class C	2,864	169,659
Class Z	87,827	3,997,105
Cost of shares redeemed
Class A	(314,437)	(735,696)
Class C	(139,466)	(659,190)
Class Z	(1,514,924)	(14,512,422)

Net increase (decrease) from shares transactions	92,269	(6,747,041)

Total increase (decrease) in net assets	1,307,138	(9,142,559)

Net Assets
Beginning of period	29,327,450	38,470,009

End of period	30,634,588	29,327,450

22	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Merger Arbitrage Fund

	Six Months Ended December 31, 2019 (unaudited)	Year Ended June 30, 2019
Class A:
Shares Sold	13,234	44,151
Issued for distribution reinvested	198	4,323
Shares Redeemed	(16,655)	(35,839)

Net increase (decrease) in fund shares	(3,223)	12,635

Class C:
Shares Sold	10,448	15,448
Issued for distribution reinvested	150	9,478
Shares Redeemed	(7,359)	(34,458)

Net increase (decrease) in fund shares	3,239	(9,532)

Class Z:
Shares Sold	64,274	193,907
Issued for distribution reinvested	4,522	221,071
Shares Redeemed	(64,337)	(681,849)

Net increase (decrease) in fund shares	4,459	(266,871)

See accompanying Notes to Financial Statements.	23

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Opportunistic Credit Fund

	Six Months Ended December 31, 2019 (unaudited) ($)	Year Ended June 30, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	670,684	2,568,081
Net realized loss on investments and foreign currency transactions	(398,565)	(1,097,150)
Net decrease in unrealized (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(624,233)	(3,361,090)

Net decrease from operations	(352,114)	(1,890,159)

Distributions
Class A	(55,792)	(134,807)
Class C	(45,360)	(95,525)
Class Z	(638,997)	(1,551,496)

Total distributions	(740,149)	(1,781,828)

Decrease in net assets from operations and distributions	(1,092,263)	(3,671,987)

Share transactions:
Proceeds from sale of shares
Class A	126,711	1,620,680
Class C	—	486,428
Class Z	1,584,323	4,196,963
Value of distributions reinvested
Class A	53,032	130,561
Class C	28,559	44,445
Class Z	549,120	1,501,330
Cost of shares redeemed
Class A	(2,027,388)	(2,344,263)
Class C	(373,481)	(935,644)
Class Z	(13,317,453)	(19,463,222)

Net decrease from shares transactions	(13,376,577)	(14,762,722)

Total decrease in net assets	(14,468,840)	(18,434,709)

Net Assets
Beginning of period	40,731,147	59,165,856

End of period	26,262,307	40,731,147

24	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Six Months Ended December 31, 2019 (unaudited)	Year Ended June 30, 2019
Class A:
Shares Sold	31,959	384,206
Issued for distribution reinvested	13,479	30,892
Shares Redeemed	(514,026)	(546,401)

Net decrease in fund shares	(468,588)	(131,303)

Class C:
Shares Sold	—	112,643
Issued for distribution reinvested	7,235	10,526
Shares Redeemed	(96,155)	(220,953)

Net decrease in fund shares	(88,920)	(97,784)

Class Z:
Shares Sold	407,294	982,194
Issued for distribution reinvested	140,552	356,932
Shares Redeemed	(3,420,136)	(4,612,388)

Net decrease in fund shares	(2,872,290)	(3,273,262)

See accompanying Notes to Financial Statements.	25

STATEMENT OF CASH FLOWS

For the Six Months Ended December 31, 2019	Highland Long/Short Equity Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	70,964

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(128,042,411)
Proceeds from disposition of investment securities from unaffiliated issues	224,661,604
Proceeds from the sale of short-term portfolio investments, net	3,181,282
Purchases of securities sold short	75,569,638
Proceeds from securities sold short	(84,448,460)
Net proceeds received from on written options contracts	(1,882,379)
Net realized gain on investments from unaffiliated issuers	(4,516,194)
Net realized gain on securities sold short, written options contracts and foreign currency related transactions	800,426
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, securities sold short, written options contracts, swap contracts and translation on assets and liabilities denominated in foreign currency	1,901,667
Increase in receivable for investments sold	(802,598)
Decrease in dividends and interest receivable	79,592
Increase in foreign tax reclaim receivable	(241)
Increase in prepaid expenses and other assets	(22,642)
Increase in due to broker	(7,239,203)
Increase in payable for investments purchased	802,002
Decrease in payable for swap payments	(1,056)
Decrease in payables to related parties	(49,253)
Decrease in payable for distribution and shareholder servicing fees	(15,318)
Increase in payable to transfer agent fees	7,337
Increase in accrued dividends on securities sold short	8,110
Decrease in accrued expenses and other liabilities	(55,561)

Net cash flow provided by operating activities	80,007,306

Cash Flows Used In Financing Activities:
Distributions paid in cash	(279,162)
Payments of shares redeemed	(88,985,323)
Proceeds from shares sold	9,866,107

Net cash flow used in financing activities	(79,398,378)

Effect of exchange rate changes on cash	(11,438)

Net increase in cash	597,490

Cash, Restricted Cash and Foreign Currency:
Beginning of year	5,759,051

End of year	6,356,541

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	1,100,880

Cash paid during the year for interest expense and commitment fees	191,482

26	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Six Months Ended December 31, 2019	Highland Merger Arbitrage Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	1,314,870

Adjustments to Reconcile Net Investment Income to Net Cash Used In Operating Activities:
Purchases of investment securities from unaffiliated issuers	(138,440,097)
Proceeds from disposition of investment securities from unaffiliated issues	138,214,309
Purchases of short-term portfolio investments, net	65,378
Purchases of securities sold short	(79,374,568)
Proceeds from securities sold short	71,486,524
Net realized gain on investments from unaffiliated issuers	(430,368)
Net realized gain on securities sold short, written options contracts and foreign currency related transactions	(74,518)
Net change in unrealized (appreciation) depreciation on investments, affiliated investments, securities sold short, written options contracts, swap contracts and translation on assets and liabilities denominated in foreign currency	(462,602)
Decrease in receivable for investments sold	2,670,014
Decrease in dividends and interest receivable	3,554
Increase in foreign tax reclaim receivable	(338)
Increase in prepaid expenses and other assets	(39,596)
Change in swap premium	6,587
Increase in payable for investments purchased	2,695,065
Increase in payables to related parties	39,750
Decrease in payable for distribution and shareholder servicing fees	(1,264)
Increase in payable to transfer agent fees	8,650
Decrease in accrued dividends on securities sold short	(4,412)
Increase in commitment fees	16,811
Decrease in accrued expenses and other liabilities	(7,963)

Net cash flow used by operating activities	(2,314,214)

Cash Flows Used In Financing Activities:
Distributions paid in cash	(5,506)
Payments of shares redeemed	(1,969,804)
Proceeds from shares sold	1,978,201

Net cash flow used in financing activities	2,891

Effect of exchange rate changes on cash	127,215

Net decrease in cash	(2,184,108)

Cash, Restricted Cash and Foreign Currency:
Beginning of year	13,328,632

End of year	11,144,524

Supplemental disclosure of cash flow information:
Reinvestment of distributions	94,495

Cash paid during the year for interest expense and commitment fees	—

See accompanying Notes to Financial Statements.	27

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2019 (unaudited)		For the Years Ended June 30,
			2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$10.99		$12.38	$11.80	$10.95	$11.98	$12.18

Income from Investment Operations:

Net investment loss(a)	(0.12)		(0.14)	(0.18)	(0.18)	(0.18)	(0.20)

Net realized and unrealized gain (loss)	0.23		(0.22)	1.09	1.03	(0.40)	0.48

Total from Investment Operations	0.11		(0.36)	0.91	0.85	(0.58)	0.28

Less Distributions Declared to shareholders:

From net realized gains	(0.21)		(1.03)	(0.33)	—	(0.45)	(0.48)

Total distributions declared to shareholders	(0.21)		(1.03)	(0.33)	—	(0.45)	(0.48)

Net Asset Value, End of period(b)	$10.89		$10.99	$12.38	$11.80	$10.95	$11.98

Total Return(b)(c)	1.00	%(f)	(1.89)%	7.77%	7.76%	(4.99)%	2.45%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Period (000’s)	$13,080		$15,872	$24,514	$32,163	$40,219	$76,813

Gross operating expenses(g)	4.51%		4.34%	4.06%	3.89%	3.62%	3.58%

Net investment loss	(2.16)%		(1.24)%	(1.43)%	(1.64)%	(1.56)%	(1.63)%

Portfolio turnover rate	89	%(f)	252%	247%	404%	457%	414%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Not annualized.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,
		2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.08%	3.05%	2.81%	2.64%	2.37%	2.33%

Interest expense and commitment fees	0.37%	0.49%	0.30%	0.01%	0.02%	0.07%

Dividends and fees on securities sold short	0.38%	0.66%	0.71%	0.80%	0.57%	0.49%

28	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2019 (unaudited)		For the Years Ended June 30,
			2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$9.98		$11.43	$10.98	$10.25	$11.32	$11.62

Income from Investment Operations:

Net investment loss(a)	(0.14)		(0.20)	(0.24)	(0.24)	(0.23)	(0.26)

Net realized and unrealized gain (loss)	0.22		(0.22)	1.02	0.97	(0.39)	0.44

Total from Investment Operations	0.08		(0.42)	0.78	0.73	(0.62)	0.18

Less Distributions Declared to shareholders:

From net realized gains	(0.21)		(1.03)	(0.33)	—	(0.45)	(0.48)

Total distributions declared to shareholders	(0.21)		(1.03)	(0.33)	—	(0.45)	(0.48)

Net Asset Value, End of period(b)	$9.85		$9.98	$11.43	$10.98	$10.25	$11.32

Total Return(b)(c)	0.81	%(f)	(2.53)%	7.16%	7.12%	(5.65)%	1.69%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Period (000’s)	$7,956		$12,856	$20,796	$26,263	$50,006	$55,639

Gross operating expenses(g)	5.12%		4.99%	4.71%	4.51%	4.27%	4.28%

Net investment loss	(2.81)%		(1.91)%	(2.10)%	(2.31)%	(2.20)%	(2.27)%

Portfolio turnover rate	89	%(f)	252%	247%	404%	457%	414%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Not annualized.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,
		2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.71%	3.69%	3.46%	3.26%	3.02%	3.03%

Interest expense and commitment fees	0.37%	0.49%	0.30%	0.01%	0.01%	0.07%

Dividends and fees on securities sold short	0.38%	0.66%	0.72%	0.77%	0.57%	0.54%

See accompanying Notes to Financial Statements.	29

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2019 (unaudited)		For the Years Ended June 30,
			2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$11.55		$12.94	$12.27	$11.34	$12.35	$12.51

Income from Investment Operations:

Net investment loss(a)	(0.10)		(0.11)	(0.14)	(0.15)	(0.14)	(0.16)

Net realized and unrealized gain (loss)	0.24		(0.25)	1.14	1.08	(0.42)	0.48

Total from Investment Operations	0.14		(0.36)	1.00	0.93	(0.56)	0.32

Less Distributions Declared to shareholders:

From net realized gains	(0.21)		(1.03)	(0.33)	—	(0.45)	(0.48)

Total distributions declared to shareholders	(0.21)		(1.03)	(0.33)	—	(0.45)	(0.48)

Net Asset Value, End of period(b)	$11.48		$11.55	$12.94	$12.27	$11.34	$12.35

Total Return(b)(c)	1.22	%(f)	(1.73)%	8.22%	8.20%	(4.67)%	2.71%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Period (000’s)	$51,223		$123,316	$312,646	$335,493	$570,998	$724,250

Gross operating expenses(g)	4.08%		3.99%	3.71%	3.51%	3.27%	3.28%

Net investment loss	(1.83)%		(0.89)%	(1.12)%	(1.31)%	(1.20)%	(1.27)%

Portfolio turnover rate	89	%(f)	252%	247%	404%	457%	414%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Not annualized.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,
		2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.67%	2.71%	2.46%	2.26%	2.02%	2.03%

Interest expense and commitment fees	0.37%	0.49%	0.30%	0.01%	0.01%	0.07%

Dividends and fees on securities sold short	0.38%	0.66%	0.72%	0.77%	0.57%	0.54%

30	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Healthcare Opportunities Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2019 (unaudited)		For the Years Ended June 30,
			2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$14.11		$12.96	$11.61	$11.50	$16.22	$15.07

Income from Investment Operations:

Net investment loss(a)	(0.11)		(0.16)	(0.21)	(0.21)	(0.28)	(0.32)

Net realized and unrealized gain (loss)	1.09		1.31	1.62	0.32	(3.86)	2.15

Total from Investment Operations	0.98		1.15	1.41	0.11	(4.14)	1.83

Less Distributions Declared to shareholders:

From net investment income	—		—	(0.06)	—	—	—

From net realized gains	—		—	—	—	(0.58)	(0.68)

Total distributions declared to shareholders	—		—	(0.06)	—	(0.58)	(0.68)

Net Asset Value, End of period(b)	$15.09		$14.11	$12.96	$11.61	$11.50	$16.22

Total Return(b)(c)	6.95	%(f)	8.71%	12.23%	0.96%	(26.03)%	12.71%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Period (000’s)	$10,725		$11,788	$16,573	$30,967	$83,952	$179,486

Gross operating expenses(g)	2.47%		2.24%	2.62%	2.72%	2.70%	2.55%

Net investment loss	(1.66)%		(1.11)%	(1.79)%	(1.82)%	(2.01)%	(2.09)%

Portfolio turnover rate	22	%(f)	191%	489%	964%	901%	409%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Not annualized.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,
		2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.47%	2.24%	2.62%	2.72%	2.70%	2.55%

Interest expense and commitment fees	—	0.04%	0.32%	0.01%	—	—

Dividends and fees on securities sold short	—	0.05%	0.19%	0.70%	0.85%	0.77%

See accompanying Notes to Financial Statements.	31

FINANCIAL HIGHLIGHTS

Highland Healthcare Opportunities Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2019 (unaudited)		For the Years Ended June 30,
			2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$13.19		$12.19	$10.94	$10.90	$15.48	$14.50

Income from Investment Operations:

Net investment loss(a)	(0.15)		(0.23)	(0.27)	(0.27)	(0.34)	(0.42)

Net realized and unrealized gain (loss)	1.02		1.23	1.52	0.31	(3.66)	2.08

Total from Investment Operations	0.87		1.00	1.25	0.04	(4.00)	1.66

Less Distributions Declared to shareholders:

From net realized gains	—		—	—	—	(0.58)	(0.68)

Total distributions declared to shareholders	—		—	—	—	(0.58)	(0.68)

Net Asset Value, End of period(b)	$14.06		$13.19	$12.19	$10.94	$10.90	$15.48

Total Return(b)(c)	6.60	%(f)	8.03%	11.43%	0.37%	(26.37)%	12.02%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Period (000’s)	$10,360		$11,157	$13,300	$22,805	$55,381	$83,971

Gross operating expenses(g)	3.12%		2.89%	3.28%	3.37%	3.38%	3.29%

Net investment loss	(2.31)%		(1.74)%	(2.45)%	(2.47)%	(2.66)%	(2.81)%

Portfolio turnover rate	22	%(f)	191%	489%	964%	901%	409%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Not annualized.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,
		2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.12%	2.89%	3.28%	3.37%	3.38%	3.29%

Interest expense and commitment fees	—	0.04%	0.32%	0.01%	—	0.01%

Dividends and fees on securities sold short	—	0.05%	0.20%	0.70%	0.87%	0.84%

32	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Healthcare Opportunities Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2019 (unaudited)		For the Years Ended June 30,
			2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$14.65		$13.41	$12.04	$11.87	$16.66	$15.40

Income from Investment Operations:

Net investment loss(a)	(0.09)		(0.10)	(0.19)	(0.18)	(0.23)	(0.30)

Net realized and unrealized gain (loss)	1.14		1.34	1.69	0.35	(3.98)	2.24

Total from Investment Operations	1.05		1.24	1.50	0.17	(4.21)	1.94

Less Distributions Declared to shareholders:

From net investment income	—		—	(0.13)	—	—	—

From net realized gains	—		—	—	—	(0.58)	(0.68)

Total distributions declared to shareholders	—		—	(0.13)	—	(0.58)	(0.68)

Net Asset Value, End of period(b)	$15.70		$14.65	$13.41	$12.04	$11.87	$16.66

Total Return(b)(c)	7.17	%(f)	9.09%	12.58%	1.43%	(25.75)%	13.16%

Ratios to Average Net Assets / Supplemental Data:(d)(e)

Net Assets, End of Period (000’s)	$16,159		$21,244	$26,677	$53,839	$158,854	$454,021

Gross operating expenses(g)	2.11%		1.89%	2.34%	2.38%	2.32%	2.41%

Net investment loss	(1.28)%		(0.69)%	(1.52)%	(1.49)%	(1.62)%	(1.90)%

Portfolio turnover rate	22	%(f)	191%	489%	964%	901%	409%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Not annualized.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,
		2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.11%	1.89%	2.34%	2.38%	2.32%	2.41%

Interest expense and commitment fees	—	0.04%	0.32%	0.01%	—	0.01%

Dividends and fees on securities sold short	—	0.05%	0.26%	0.70%	0.82%	0.96%

See accompanying Notes to Financial Statements.	33

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,		For the Six Months Ended June 30, 2017	For the Period Ended December 31 2016*
		2019	2018(a)

Net Asset Value, Beginning of Period	$18.49	$20.75	$21.65	$20.53	$20.00

Income from Investment Operations:

Net investment income (loss)(b)	0.03	0.62	(0.20)	0.24	(0.22)

Net realized and unrealized gain	0.77	0.47	0.70	0.88	0.75

Total from Investment Operations	0.80	1.09	0.50	1.12	0.53

Less Distributions Declared to shareholders:

From net investment income	—	(1.63)	(1.07)	—	—

From net realized gains	(0.06)	(0.71)	(0.33)	—	— (c)

From return of capital	—	(1.01)	—	—	—

Total distributions declared to shareholders	(0.06)	(3.35)	(1.40)	—	— (c)

Net Asset Value, End of period(d)	$19.23	$18.49	$20.75	$21.65	$20.53

Total Return(d)(e)(f)	4.62%	5.72%	2.53%	5.46%	2.66%

Ratios to Average Net Assets / Supplemental Data:(g)(h)

Net Assets, End of Period (000’s)	$1,125	$1,141	$1,019	$1,661	$121

Gross operating expenses(i)	4.92%	5.31%	4.77%	6.40%	7.16%

Net investment loss	0.28%	3.20%	(0.98)%	2.30%	(3.00)%

Portfolio turnover rate(f)	448%	712%	401%	233%	718%

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(e)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Includes dividends and fees on securities sold short.
(i)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,		For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016*
		2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	4.29%	4.45%	3.97%	5.05%	4.62%

Interest expense and commitment fees	1.80%	0.73%	0.65%	—	1.60%

Dividends and fees on securities sold short	0.57%	2.01%	1.38%	3.19%	1.14%

34	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,		For the Six Months Ended June 30, 2017	For the Period Ended December 31 2016*
		2019	2018(a)

Net Asset Value, Beginning of Period	$18.36	$20.65	$21.52	$20.48	$20.00

Income from Investment Operations:

Net investment income (loss)(b)	(0.06)	0.56	(0.39)	0.05	(0.28)

Net realized and unrealized gain	0.79	0.39	0.77	0.99	0.76

Total from Investment Operations	0.73	0.95	0.38	1.04	0.48

Less Distributions Declared to shareholders:

From net investment income	—	(1.56)	(0.92)	—	—

From net realized gains	(0.06)	(0.71)	(0.33)	—	— (c)

From return of capital	—	(0.97)	—	—	—

Total distributions declared to shareholders	(0.06)	(3.24)	(1.25)	—	— (c)

Net Asset Value, End of period(d)	$19.03	$18.36	$20.65	$21.52	$20.48

Total Return(d)(e)(f)	4.27%	5.00%	1.95%	5.08%	2.41%

Ratios to Average Net Assets / Supplemental Data:(g)(h)

Net Assets, End of Period (000’s)	$1,098	$999	$1,321	$1,094	$96

Gross operating expenses(i)	5.63%	5.90%	5.51%	7.28%	8.15%

Net investment loss	(0.58)%	2.88%	(1.88)%	0.47%	(3.93)%

Portfolio turnover rate(f)	448%	712%	401%	233%	718%

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(e)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Includes dividends and fees on securities sold short.
(i)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,		For the Six Months Ended June 30, 2017	For the Period Ended December 31, 2016*
		2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	5.00%	5.13%	4.72%	5.95%	5.62%

Interest expense and commitment fees	1.80%	0.73%	0.65%	—	1.39%

Dividends and fees on securities sold short	0.57%	2.01%	1.53%	3.47%	1.69%

See accompanying Notes to Financial Statements.	35

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,		For the Six Months Ended June 30, 2017	For the Year Ended June 30, 2016
		2019	2018(a)

Net Asset Value, Beginning of Period	$18.65	$20.95	$21.76	$20.60	$20.05

Income from Investment Operations:

Net investment income (loss)(b)	0.04	0.86	(0.18)	0.19	(0.12)

Net realized and unrealized gain	0.80	0.30	0.77	0.97	0.67

Total from Investment Operations	0.84	1.16	0.59	1.16	0.55

Less Distributions Declared to shareholders:

From net investment income	—	(1.70)	(1.07)	—	—

From net realized gains	(0.06)	(0.71)	(0.33)	—	— (c)

From return of capital	—	(1.05)	—	—	—

Total distributions declared to shareholders	(0.06)	(3.46)	(1.40)	—	— (c)

Net Asset Value, End of period(d)	$19.43	$18.65	$20.95	$21.76	$20.60

Total Return(d)(e)(f)	4.74%	6.07%	2.93%	5.63%	2.76%

Ratios to Average Net Assets / Supplemental Data:(g)(h)

Net Assets, End of Period (000’s)	$28,412	$27,187	$36,130	$27,291	$22,393

Gross operating expenses(i)	4.61%	4.99%	4.59%	6.11%	6.04%

Net investment loss	0.46%	4.30%	(0.88)%	1.84%	(1.68)%

Portfolio turnover rate(f)	448%	712%	401%	233%	718%

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(e)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Includes dividends and fees on securities sold short.
(i)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,		For the Six Months Ended June 30, 2017	For the Year Ended June 30, 2016*
		2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.99%	4.25%	3.80%	4.75%	3.50%

Interest expense and commitment fees	1.80%	0.73%	0.65%	—	0.84%

Dividends and fees on securities sold short	0.57%	2.01%	1.63%	3.22%	1.14%

36	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2019 (unaudited)		For the Years Ended June 30,
			2019	2018	2017	2016	2015*

Net Asset Value, Beginning of Period	$4.04		$4.36	$4.22	$3.73	$5.30	$6.22

Income from Investment Operations:

Net investment income(a)	0.07		0.21	0.30	0.38	0.53	0.24

Net realized and unrealized gain (loss)	(0.09)		(0.38)	0.11	0.48	(1.59)	(0.93)

Total from Investment Operations	(0.02)		(0.17)	0.41	0.86	(1.06)	(0.69)

Less Distributions Declared to shareholders:

From net investment income	(0.08)		(0.15)	(0.27)	(0.37)	(0.51)	(0.23)

From return of capital	—		—	0.00 (b)	—	—	—

Total distributions declared to shareholders	(0.08)		(0.15)	(0.27)	(0.37)	(0.51)	(0.23)

Net Asset Value, End of period(c)	$3.94		$4.04	$4.36	$4.22	$3.73	$5.30

Total Return(c)(d)	(1.34	)%(e)	(4.07)%	10.21%	23.79%	(19.68)%	(11.14	)%(e)

Ratios to Average Net Assets / Supplemental Data:(f)

Net Assets, End of Period (000’s)	$1,932		$3,876	$4,754	$8,527	$5,149	$7,730

Gross operating expenses(g)	2.17%		2.49%	1.74%	1.94%	2.14%	2.30%

Net investment loss	3.39%		4.88%	7.01%	9.15%	13.06%	4.43%

Portfolio turnover rate	42	%(e)	23%	42%	113%	83%	41	%(e)

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class A shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets, which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,
		2019	2018	2017	2016	2015*

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.25%	1.25%	1.25%	1.44%	1.53%	1.27%

Interest expense and commitment fees	—	—	—	— (h)	0.23%	—

Dividends and fees on securities sold short	—	—	—	0.06%	—	—

(h)	Represents less than 0.005%.

See accompanying Notes to Financial Statements.	37

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2019 (unaudited)		For the Years Ended June 30,
			2019	2018	2017	2016	2015*

Net Asset Value, Beginning of Period	$4.06		$4.38	$4.24	$3.75	$5.30	$6.22

Income from Investment Operations:

Net investment income(a)	0.06		0.19	0.27	0.30	0.50	0.21

Net realized and unrealized gain (loss)	(0.09)		(0.38)	0.12	0.54	(1.58)	(0.93)

Total from Investment Operations	(0.03)		(0.19)	0.39	0.84	(1.08)	(0.72)

Less Distributions Declared to shareholders:

From net investment income	(0.07)		(0.13)	(0.25)	(0.35)	(0.47)	(0.20)

From return of capital	—		—	0.00 (b)	—	—	—

Total distributions declared to shareholders	(0.07)		(0.13)	(0.25)	(0.35)	(0.47)	(0.20)

Net Asset Value, End of period(c)	$3.96		$4.06	$4.38	$4.24	$3.75	$5.30

Total Return(c)(d)	(1.58	)%(e)	(4.51)%	9.65%	23.14%	(20.16)%	(11.61	)%(e)

Ratios to Average Net Assets / Supplemental Data:(f)

Net Assets, End of Period (000’s)	$2,478		$2,903	$3,562	$3,695	$344	$160

Gross operating expenses(g)	2.71%		3.01%	2.24%	2.41%	2.64%	2.80%

Net investment loss	2.91%		4.41%	6.35%	6.99%	12.85%	3.88%

Portfolio turnover rate	42	%(e)	23%	42%	113%	83%	41	%(e)

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class C shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets, which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,
		2019	2018	2017	2016	2015*

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.75%	1.75%	1.76%	1.91%	2.03%	1.77%

Interest expense and commitment fees	—	—	—	— (h)	0.23%	—

Dividends and fees on securities sold short	—	—	—	0.06%	—	—

(h)	Represents less than 0.005%.

38	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended December 31, 2019 (unaudited)		For the Years Ended June 30,
			2019	2018	2017	2016	2015*

Net Asset Value, Beginning of Period	$4.02		$4.34	$4.20	$3.71	$5.30	$6.21

Income from Investment Operations:

Net investment income(a)	0.07		0.22	0.30	0.38	0.54	0.26

Net realized and unrealized gain (loss)	(0.09)		(0.38)	0.13	0.49	(1.59)	(0.92)

Total from Investment Operations	(0.02)		(0.16)	0.43	0.87	(1.05)	(0.66)

Less Distributions Declared to shareholders:

From net investment income	(0.08)		(0.16)	(0.28)	(0.38)	(0.54)	(0.25)

From return of capital	—		—	(0.01)	—	—	—

Total distributions declared to shareholders	(0.08)		(0.16)	(0.29)	(0.38)	(0.54)	(0.25)

Net Asset Value, End of period(b)	$3.92		$4.02	$4.34	$4.20	$3.71	$5.30

Total Return(b)(c)	(1.18	)%(e)	(3.46)%	10.62%	24.31%	(19.43)%	(10.63)%

Ratios to Average Net Assets / Supplemental Data:(d)

Net Assets, End of Period (000’s)	$21,852		$33,952	$50,850	$71,706	$53,977	$78,893

Gross operating expenses(f)	1.84%		2.11%	1.39%	1.63%	1.79%	1.95%

Net investment loss	3.76%		5.21%	7.22%	9.28%	13.35%	4.80%

Portfolio turnover rate	42	%(e)	23%	42%	113%	83%	41%

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class Z shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets, which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Not annualized.
(f)	Supplemental expense ratios are shown below:

	For the Six Months Ended December 31, 2019 (unaudited)	For the Years Ended June 30,
		2019	2018	2017	2016	2015*

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.90%	0.90%	0.91%	1.13%	1.18%	0.91%

Interest expense and commitment fees	—	—	—	— (g)	0.23%	—

Dividends and fees on securities sold short	—	—	—	0.06%	—	—

(g)	Represents less than 0.005%.

See accompanying Notes to Financial Statements.	39

NOTES TO FINANCIAL STATEMENTS (unaudited)

December 31, 2019	Highland Funds I

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with five portfolios that were offered as of December 31, 2019, each of which is non-diversified. This report includes information for the six months ended December 31, 2019 for Highland Long/Short Equity Fund (the “Long/Short Equity Fund”), Highland Healthcare Opportunities Fund (the “Healthcare Opportunities Fund”), Highland Merger Arbitrage Fund (the “Merger Arbitrage Fund”), and Highland Opportunistic Credit Fund (the “Opportunistic Credit Fund”) (each a “Fund” and, collectively, the “Funds”). Highland/ iBoxx Senior Loan ETF is reported separately.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund currently offers the following three share classes to investors, Class A, Class C, and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Long/Short Equity Fund	5.50
Healthcare Opportunities Fund	5.50
Merger Arbitrage Fund	5.50
Opportunistic Credit Fund	3.50

There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that apply the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask

40	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ net asset value (“NAV”), will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2019, the Funds’ investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, claims, common stocks, preferred stocks, exchange-traded funds, other registered investment companies, cash equivalents, rights, warrants, securities sold short, futures, equity swaps, collateralized loan obligations and options. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual

Semi-Annual Report	41

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, other registered investment companies, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of December 31, 2019 is as follows:

	Total value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Equity Fund
Assets
Common Stocks(1)	$77,871,604	$77,695,329	$176,275	$—
Registered Investment Company	7,288,257	7,288,257	—	—
Preferred Stock(1)	4,000,000	—	4,000,000
Purchased Put Options	250,675	250,675	—	—
Cash Equivalents	396,074	396,074	—	—

Total Assets	89,806,610	85,630,335	4,176,275	—

Liabilities
Securities Sold Short
Common Stocks(1)	(12,905,580)	(12,905,580)
Exchange Traded Funds	(10,013,070)	(10,013,070)	—	—

Total Liabilities	(22,918,650)	(22,918,650)	—	—

Total	$66,887,960	$62,711,685	$4,176,275	$—

(1)	See Investment Portfolio detail for industry breakout.

42	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

	Total value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Healthcare Opportunities Fund
Assets
Common Stocks(1)	$30,564,972	$30,524,567	$—	$40,405
Warrants(1)	62,901	—	—	62,901
Preferred Stock(1)(2)	—	—	—	—
Cash Equivalents	5,373,467	5,373,467	—	—

Total Assets	36,001,340	35,898,034	—	103,306

Total	$36,001,340	$35,898,034	$—	$103,306

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

	Total value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Merger Arbitrage Fund
Assets
Common Stocks(1)	$33,719,618	$33,719,618	$—	$—
Rights(1)	4,966	4,966	—	—
Warrants(1)	720	—	720	—

Total Assets	33,725,304	33,724,584	720	—

Liabilities
Securities Sold Short
Common Stocks(1)	(12,983,313)	(12,983,313)	—	—

Total Liabilities	(12,983,313)	(12,983,313)	—	—

Total	$20,741,991	$20,741,271	$720	$—

(1)	See Investment Portfolio detail for industry breakout.

	Total value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Opportunistic Credit Fund
Assets
U.S. Senior Loans(1)	$9,556,786	$—	$8,537,147	$1,019,639
Common Stocks(1)	5,078,264	763,892	2,885,103	1,429,269
Corporate Bonds & Notes(1)	5,005,320	—	4,837,167	168,153
Preferred Stock(1)	2,952,165	1,811,357	1,140,808	—
Collateralized Loan Obligations	545,042	—	545,042	—
Rights(1)	266,442	—	266,442	—
Warrants(1)	22,049	—	22,049	—
Foreign Corporate Bonds & Notes(1)(2)	—	—	—	—

Total Assets	23,426,068	2,575,249	18,233,758	2,617,061

Total	$23,426,068	$2,575,249	$18,233,758	$2,617,061

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

Semi-Annual Report	43

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

The tables below set forth a summary of changes in the Healthcare Opportunities Fund, and the Opportunistic Credit Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the six months ended December 31, 2019. The Long/Short Equity Fund and Merger Arbitrage Fund had no Level 3 assets as of December 31, 2019.

	Balance as of June 30, 2019	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gain/ (Losses)	Net Unrealized Gain/ (Losses)	Net Purchases	Net (Sales)	Balance as of December 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2019
Healthcare Opportunities Fund
Common Stocks	$14,509	$—	$—	$—	$—	$25,896	$—	$—	$40,405	$25,896
Preferred Stock	1,448,694	—	—	—	—	(1,448,694)	—	—	—	(1,448,694)
Warrants	113,137	—	—	—	—	(50,236)	—	—	62,901	(50,236)

Total	$1,576,340	$—	$—	$—	$—	$(1,473,034)	$—	$—	$103,306	$(1,473,034)

	Balance as of June 30, 2019	Net Transfers into Level 3	Net Transfers out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net (Sales)	Balance as of December 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2019
Opportunistic Credit Fund
U.S. Senior Loans	$965,698	$—	$—	$(62)	$—	$(1,025)	$55,028	$—	$1,019,639	$(1,025)
Common Stocks	1,931,801	—	—	—	—	(502,532)	—	—	1,429,269	(502,532)
Corporate Bonds & Notes	168,153	—	—	—	—	—	—	—	168,153	—

Total	$3,065,652	$—	$—	$(62)	$—	$(503,557)	$55,028	$—	$2,617,061	$(503,557)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. For the six months ended December 31, 2019, there were no transfers in or out of level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 12/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Healthcare Opportunities Fund
Common Stocks	$40,405	Implied Value	Cash Payment Value	4.46
			Probability Assessment	0.2
Preferred Stock	—	Transaction Indication of Value	Enterprise Value ($mm)	$0.00
Warrants	62,901	Black-Scholes	Long-Term Volatility	50%

Total	$103,306

44	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

Category	Market Value at 12/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Opportunistic Credit Fund
U.S. Senior Loans	$1,019,639	Discounted Cash Flow	Discount Rate	11.1%
			Spread Adjustment	0.1%
Common Stocks	1,429,269	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	55.2% - 59.8%
			Multiple of EBITDA	7.00x - 8.75x
		Discounted Cash Flow	Discount Rate	16.0% - 20.0%
		Transaction Analysis	Multiple of EBITDA	8.25x - 8.75x
		Transaction Indication of Value	Enterprise Value ($mm)	$365.0 - $771.0
Corporate Bonds & Notes	168,153	Liquidation Analysis	Claim Amount: Percent of Par	6.9%

Total	$2,617,061

The significant unobservable input used in the fair value measurement of the Healthcare Opportunities Fund’s preferred stock is the revenue multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Healthcare Opportunities Fund’s warrants is the volatility assumption. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Opportunistic Credit Fund’s bank loans securities are: spread adjustment and discount rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Opportunistic Credit Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, discount rate, terminal multiple, and enterprise value indication. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Certain Illiquid Positions Classified as Level 3

As of December 31, 2019, the Healthcare Opportunities Fund held an investment in the preferred stock of Amino, Inc. (“Amino”) valued at $0, or 0.0% of net assets. Amino owns and operates a website that allows users to find doctors, compare experiences, and book an appointment in the United States. The preferred stock of Amino is valued using an independent third-party pricing service, and this value is determined using unobservable inputs. Please see the tables above for a description of these inputs.

As of December 31, 2019, the Opportunistic Credit Fund held an investment in the common shares of TerreStar Corporation (“TerreStar”) valued at $1,408,578, or 5.4% of net assets. TerreStar is a nonoperating company that does not currently generate revenue and which primarily derives its value from two spectrum frequencies, the license with respect to one of which was terminated by the FCC and is being contested by TerreStar on technical and public policy grounds. If TerreStar is ultimately unsuccessful in its efforts, the terminated license would not be reinstated and the value of the TerreStar equity would likely be materially negatively impacted. The fair valuation of TerreStar involves uncertainty as it is materially dependent on these estimates. The shares of TerreStar are valued using an independent third-party pricing service, and this value is determined using unobservable inputs. Please see the tables above for a description of these inputs.

The Funds may hold other illiquid positions that are classified as Level 3 that are not described here. Please see Note 7 for additional disclosure of risks from investments in illiquid securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are

Semi-Annual Report	45

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Long/Short Equity Fund, Healthcare Opportunities Fund and Merger Arbitrage Fund intend to pay distributions from net investment income, if any, on an annual basis. The Opportunistic Credit Fund intends to pay distributions from net investment income, if any, on a monthly basis.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s).

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/ (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for each of the Funds. Cash held as collateral for securities sold short is classified as restricted cash on each Fund’s Statement of Assets and Liabilities, as applicable. Restricted cash in the amounts of $3,364,759,

46	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

$1,499,020 and $9,865,738 were held with the broker for the Long/Short Equity Fund, Healthcare Opportunities Fund and Merger Arbitrage Fund, respectively. Additionally, securities valued at $61,490,040 and $10,963,460 were posted in the Long/Short Equity Fund and Merger Arbitrage Fund segregated accounts as collateral, respectively.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

During the six months ended December 31, 2019, the Long/Short Equity Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts, if any, is classified as restricted cash.

For the six months ended December 31, 2019, the Healthcare Opportunities Fund, Merger Arbitrage and Opportunistic Credit Fund did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than

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NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the six months ended December 31, 2019, the Long/Short Equity Fund, the Healthcare Opportunities Fund and the Merger Arbitrage Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

For the six months ended December 31, 2019, the Opportunistic Credit Fund did not invest in or write in options.

Swap Contracts

The Funds may use swaps as part of its investment strategy or to manage its exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statement of Operations and Changes in Net Assets as realized gains or losses, respectively. As of six months ended December 31, 2019, the Merger Arbitrage Fund was party to open swap contracts having a net fair value of $3,863,096.

For the six months ended December 31, 2019, the Long/Short Equity Fund, the Healthcare Opportunities Fund and Opportunistic Credit Fund did not invest in swap contracts.

Additional Derivative Information

The Funds are required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Funds related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at December 31, 2019:

	Fair Value
Fund	Asset Derivative		Liability Derivative
Long/Short Equity Fund
Equity Price Risk	$250,675	(1)	$—
Highland Merger Arbitrage Fund
Equity Price Risk	1,280	(2)	$—

(1)	Statement of Assets and Liabilities location: Investments, at value.
(2)	Statement of Assets and Liabilities location: Swaps, at value

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

48	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The following tables present derivative instruments that are subject to enforceable netting arrangements as of December 31, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets & Liabilities	Gross Amounts of Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instrument	Cash Collateral Received(1)	Net Amount
Merger Arbitrage Fund
Swaps - Assets	$3,863,096	$(3,861,816)	$1,280	$—	$(1,280)	$—
Swaps - Liabilities	(3,861,816)	3,861,816	—	—	—	—

(1)

For some counterparties, collateral exceeds the amounts presented in the Statement of Assets & Liabilities adjusted for counterparty netting. Where this is the case, collateral reported is limited to the amounts presented in the Statement of Assets & Liabilities adjusted for counterparty netting. As a result, the net amount presented above may not represent counterparty exposure.

The effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2019, is as follows:

Fund	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Long/Short Equity Fund
Equity Price Risk	$(7,122,691	)(1)(2)(3)(4)	$323,447	(5)(6)(7)
Healthcare Opportunities Fund
Equity Price Risk	(211,648	)(1)(2)(3)	—
Merger Arbitrage Fund
Equity Price Risk	343,146	(1)(2)(3)(4)	264,530	(5)(6)(7)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers. Purchased options only.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on swap contracts.
(4)	Statement of Operations location: Realized gain (loss) on futures contracts.
(5)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on investments. Purchased options only.
(6)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on written options contracts.
(7)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on swap contracts.

The average monthly volume of derivative activity for the six months ended December 31, 2019 is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Long/Short Equity Fund
Purchased Options Contracts	2,687	$—
Futures Contracts(1)	—	(1,269)
Swap Contracts(1)	—	851,971
Written Options Contracts	2,687	—
Merger Arbitrage Fund
Purchased Options Contracts	822	—
Futures Contracts(1)	—	16
Swap Contracts(1)	—	248,612
Written Options Contracts	700	—

(1)	Futures and Swap Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Effective April 4, 2019, HCM entered into a custody agreement with Bank of New York Mellon (“BNY”). Prior to April 4, 2019, State Street Bank and Trust Company (“State Street”) served as the custodian to each Fund.

As of December 31, 2019, the Funds did not participate in securities lending transactions with BNY.

Prior to April 4, 2019, each Fund could seek additional income by making secured loans of its portfolio securities through its prior custodian, State Street. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. SSB would charge a fund fees based on a percentage of the securities lending income.

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NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

The Funds would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, SSB would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to Securities Loan Agreements (“SLA”), which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, deferred losses from unsettled short transactions, swap income, constructive sale gain, defaulted bonds, tax treatment of net operating loss and different treatment for gains and losses on paydowns for tax purposes. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

As of June 30, 2019, permanent differences mainly resulting from net operating losses, foreign currency gain/loss, REIT investments, reclass for gains and losses on paydowns, capitalized dividend, distribution reclass, partnership investments and swap periodic payment reclass were identified and reclassified amount the components of the Funds’ net assets as follows:

	Distributable Earnings (Loss)	Paid-in- Capital
Long/Short Equity Fund	$1,703,392	$(1,703,392)
Healthcare Opportunities Fund	1,059,457	(1,059,457)
Merger Arbitrage Fund	—	—
Opportunistic Credit Fund	(78,909)	78,909

At June 30, 2019, the Funds’ most recent tax year end, components of distributable earnings on a tax basis is as follows:

	Undistributed Income	Undistributed Long-Term Capital Gain ($ Thousands)	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
Long/Short Equity Fund	$—	$1,372,697	$(5,323,646)	$(7,887,752)	$6,383,746
Healthcare Opportunities Fund	—	—	(36,070)	(183,333,040)	(2,905,177)
Merger Arbitrage Fund	—	—	(4,671)	—	(376,353)
Opportunistic Credit Fund	238,219	—	(135,733)	(14,069,758)	(12,033,109)

(1)	Other temporary differences are comprised of losses deferral from offsetting positions, losses from unsettled short transactions, organizational expenses and dividend payable.

50	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. At June 30, 2019, the Healthcare Opportunities Fund and the Opportunistic Credit Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains.

Fund	2019	No Expiration Short- Term	No Expiration Long- Term	Total
Healthcare Opportunities Fund	$—	$165,702,795	$17,398,314	$183,101,109
Opportunistic Credit Fund	—	2,247,790	10,691,188	12,938,978

For the year ended June 30, 2019, there were no capital loss carryforwards for the Long/Short Equity Fund and the Merger Arbi-trage Fund. For fiscal ended June 30, 2019, Healthcare Opportunities Fund and Opportunistic Credit Fund utilized capital losses carry-over from prior year in the amount of $9,558,796 and $327,806 respectively.

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 (unless otherwise indicated) is as follows:

	Distributions Paid From:
	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital
Long/Short Equity Fund
2019	$19,231,660	$5,768,352	$—
2018	4,615,965	5,332,448	—
Healthcare Opportunities Fund
2019	—	—	—
2018	568,894	—	—
Merger Arbitrage Fund
2019	2,915,676	160,922	1,316,928
2018	2,309,222	40,857	—
Opportunistic Credit Fund
2019	1,781,828	—	—
2018	4,449,935	—	79,563

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at December 31, 2019, based on cost of investments for U.S. federal income tax purposes was:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Federal Tax Cost ($ Thousands)
Long/Short Equity Fund	$9,885,696	$(1,260,449)	$8,625,247	$81,181,363
Healthcare Opportunities Fund	4,674,522	(5,467,641)	(793,119)	36,794,459
Merger Arbitrage Fund	839,179	(71,165)	768,014	32,957,290
Opportunistic Credit Fund	902,753	(10,150,911)	(9,248,158)	32,674,226

For Federal income tax purposes, the cost of investments owned at December 31, 2019 were different from amounts reported for financial reporting purposes primarily due to investments in partnerships, deferred wash sale losses and constructive sale gain.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late-Year Losses represent ordinary losses realized on investment transactions

Semi-Annual Report	51

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

from January 1, 2019 through June 30, 2019. For the fiscal year ended June 30, 2019, the Funds elected to defer the following losses:

Fund	Realized Capital Losses	Ordinary Losses
Long/Short Equity Fund	$(5,475,501)	$(2,412,251)
Healthcare Opportunities Fund	—	(231,931)
Opportunistic Credit Fund	(1,130,780)	—

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

For its investment advisory services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows each Fund’s contractual advisory fee with the Investment Adviser for the six months ended December 31, 2019:

Fund	Annual Fee Rate to the Investment Adviser
Long/Short Equity Fund	2.25%
Healthcare Opportunities Fund	1.00%
Merger Arbitrage Fund	1.20%
Opportunistic Credit Fund	1.00%

Administration Fees

HCMFA provides administration services to the Long/Short Equity Fund and Healthcare Opportunities Fund for a monthly administration fee. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s Average Daily Managed Assets from each Fund. Under a separate sub-administration agreement, HCMFA delegates certain administrative functions and pays the sub-administrator a portion of the fees it receives from each Fund. Effective October 1, 2018, HCMFA entered into an administrative services agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company. Prior to October 1, 2018, State Street served as sub-administrator to each Fund. Effective October 1, 2018, SEI also provides administration services to the Opportunistic Credit Fund and Merger Arbitrage Fund for a monthly administration fee. Prior to October 1, 2018, State Street provided administration services to the Opportunistic

Credit Fund and Merger Arbitrage Fund for a monthly administration fee, which are reflected in the Accounting Service fees on the Statements of Operations.

Service and Distribution Fees

Highland Capital Funds Distributor, Inc. (formerly, Foreside Funds Distributors LLC (the “Underwriter”), serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the six months ended December 31, 2019, the Underwriter received $184, $263 and $284 of front end sales charges for Class A Shares of the Long/Short Equity Fund, the Healthcare Opportunities Fund, and the Opportunistic Credit Fund, respectively. The Underwriter did not receive CDSC fees for Class C Shares of the Long/Short Equity Fund, the Healthcare Opportunities Fund, the Merger Arbitrage Fund and the Opportunistic Credit Fund.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares and Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class C Shares
Long/Short Equity Fund	0.35%	1.00%
Healthcare Opportunities Fund	0.35%	1.00%
Merger Arbitrage Fund	0.35%	1.00%
Opportunistic Credit Fund	0.35%	0.85%

For the six months ended December 31, 2019, the Distribution and Service fees, which are included on the Statement of Operations for each class, were as follows:

Fund	Class A Fees	Class C Fees
Long/Short Equity Fund	$25,086	$52,000
Healthcare Opportunities Fund	18,818	51,705
Merger Arbitrage Fund	1,731	5,335
Opportunistic Credit Fund	5,231	11,777

Expense Limits and Fee Reimbursements

For the Long/Short Equity Fund, the Investment Adviser contractually agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver will continue through at least October 31, 2020, and may not be terminated prior to this date without the action or consent of the Board of Trustees.

For Merger Arbitrage Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses

52	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

(exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.50% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2020, and may not be terminated prior to this date without the action or consent of the Board of Trustees. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/ reimbursement.

For Opportunistic Credit Fund, the Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its Plan, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses to 0.90% of average daily net assets of the Fund (the “HOCF Expense Cap”). The HOCF Expense Cap will continue through at least October 31, 2020, and may not be terminated prior to this date without the action or consent of the Board of Trustees. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the HOCF Expense Cap in effect at the time of such waiver/reimbursement.

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On December 31, 2019, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

	Fiscal Years Ended June 30,
	2020	2021	2022
Merger Arbitrage Fund	$295,802	$213,957	$289,432
Opportunistic Credit Fund	312,012	522,224	497,454

During the six months ended December 31, 2019, the Investment Adviser did not recoup any amounts previously waived or reimbursed and $204,077 and $147,812 of fees of the Merger Arbitrage Funds and Opportunistic Credit Fund previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired, respectively.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex overseen by such Trustee based on relative net assets. The “Highland Funds Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Funds pay no compensation to their officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

Asset-Backed Securities Risk

The risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Funds could lose money if there are defaults on the loans underlying these securities.

Convertible Securities Risk

The risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Semi-Annual Report	53

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

Credit Risk

The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Funds’ net asset value (“NAV”) and the market price of the Funds’ shares.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk

The risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Funds seek exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when a fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Funds’ ability to pursue its investment objective through the use of such instruments.

Distressed and Defaulted Securities Risk

The Funds may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Funds. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Emerging Markets Risk

The risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

54	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Funds invest in shares of another investment company.

Extension Risk

The risk that when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Financial Services Industry Risk

The risk associated with the fact that the Funds’ investments in senior loans (“Senior Loans”) are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Financial Services Sector Risk

The risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Fixed Income Market Risk

The risk that fixed income markets may, in response to governmental intervention, economic or market developments

(including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Funds may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Hedging Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Funds’ ability to invest in high-yield debt securities generally subjects the Funds to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid an Restricted Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

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December 31, 2019	Highland Funds I

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Funds’ expense, the Funds’ expenses would be increased.

Industry Concentration-Healthcare Companies Risk

The risk that because the Highland Healthcare Opportunities Fund (the “Fund”) normally invests at least 80% of the value of its assets in healthcare companies, the Fund’s performance largely depends on the overall condition of the healthcare industry and the Fund is more susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry than a fund that does not focus on healthcare companies. Healthcare companies, including biotechnology companies and pharmaceutical firms, may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors.

Industry and Sector Focus Risk

The risk that issuers in an industry or sector can react similarly to market, economic, political, regulatory, geopolitical, and other conditions. If the Adviser invests a significant percentage of the Funds’ assets in issuers within an industry or sector, the Funds’ performance may be affected by conditions in that industry or sector.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to such liability.

Limited Information Risk

The risk associated with the fact that the types of Senior Loans in which the Funds will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Funds will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Funds and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Liquidity Risk

The risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Funds from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Funds consider such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

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December 31, 2019	Highland Funds I

Management Risk

The risk associated with the fact that the Funds rely on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Funds hold, which may result in a decline in the value of fund shares and failure to achieve its investment objective. The Funds’ portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Merger Arbitrage Risk

Merger arbitrage risk is the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Funds’ return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Funds to lose money. The Funds’ expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Funds’ principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Accordingly, the Funds may underperform the broad equity markets under certain market conditions, such as during periods when there has been rapid appreciation in the equity markets.

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Mortgage-Backed Securities Risk

The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Funds could lose money if there are defaults on the mortgage loans underlying these securities.

Non-Diversification Risk

The risk that an investment in the Funds could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Funds may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Funds’ investments in fewer issuers may result in the Funds’ shares being more sensitive to the economic results of those issuers. An investment in the Funds could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk

The risk of non-payment of scheduled interest and/or principal with respect to debt instruments. Non-payment would result in a reduction of income to the Funds, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Funds.

Non-U.S. Securities Risk

Non-U.S. securities risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in each Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce each Funds’ yield on any such securities.

Ongoing Monitoring Risk

The risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and 4 Highland Funds I Prospectus October 31, 2018 manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Funds. Unless, under the terms of the loan, the Funds have direct recourse against the Borrower, the Funds may have to

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NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Operational and Technology Risk

The risk that cyberattacks, disruptions, or failures that affect the Funds’ service providers, counterparties, market participants, or issuers of securities held by the Funds may adversely affect the Funds and its shareholders, including by causing losses for the Funds or impairing Fund operations.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a fund writes a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When a fund writes a covered put option, the fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Funds’ potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Funds risk a loss equal to the entire exercise price of the option minus the put premium.

Portfolio Turnover Risk

The risk that the Funds’ high portfolio turnover will increase the Funds’ transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk

The risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Funds to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Funds’ shares.

Regulatory Risk

The risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Funds may be adversely affected.

Risk of Substantial Redemptions

The risk that if substantial numbers of shares in the Funds were to be redeemed at the same time or at approximately the same time, the Funds might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Funds might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk

The Funds may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Funds, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk

The risk that the value of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Funds.

Senior Loans Risk

The risk that the issuer of a senior loan may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Funds’ returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as

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December 31, 2019	Highland Funds I

interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Funds’ investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Swaps Risk

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Funds’ direct investments in securities.

Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Tax Risk

The risk that the U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including identifying deferred losses from wash sales or realized gains from constructive sales, among other issues. Such uncertainty may cause the Fund to be exposed to unexpected tax liability.

Technology Sector Risk

The risk associated with investments in the technology sector. Technology related companies are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material

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NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland Funds I

adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many technology companies have limited operating histories.

Undervalued Stocks Risk

The risk that an undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the six months ended December 31, 2019, were as follows:

	U.S Government Securities(1)		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Long/Short Equity Fund	$—	$—	$106,258,035	$203,589,954
Healthcare Opportunities Fund	—	—	6,287,046	6,810,947
Merger Arbitrage Fund	—	—	138,432,437	136,877,668
Opportunistic Credit Fund	—	—	66,917,242	59,073,439

(1)	The Funds did not have any purchases or sales of U.S. Government Securities for the six months ended December 31, 2019.

Note 9. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The tables below show affiliated issuers of each Fund as of the six months ended December 31, 2019:

Long/Short Equity Fund
Issuer	Shares at June 30, 2019	Beginning Value as of June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31 2019	Shares at December 31, 2019	Affiliated Income
Other Affiliates
Highland Merger Arbitrage Fund (Registered Investment Companies)	374,333	$7,003,764	$—	$—	$—	$284,493	$7,288,257	374,333	$23,804

Note 10. Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 11. New Accounting Pronouncements

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and effective April 1, 2018, the Funds no longer report the change in restricted cash and cash equivalents in the operating and investing sections in

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December 31, 2019	Highland Funds I

our Consolidated Statements of Cash Flows. Restricted cash and cash equivalents are now included in the beginning and end of the period cash and cash equivalents on the Consolidated Statements of Cash Flows. These changes have been applied using a retrospective transition method to each period presented.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Funds’ financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

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ADDITIONAL INFORMATION (unaudited)

December 31, 2019	Highland Funds I

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period July 1, 2019 through December 31, 2019, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratios(1)	Expenses Paid During Period(2)

Highland Long/Short Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,010.00	3.08%	$11.57
Class C	1,000.00	1,008.10	3.71	14.79
Class Z	1,000.00	1,012.20	2.67	9.71
Hypothetical
Class A	$1,000.00	$1,013.62	3.08%	$11.59
Class C	1,000.00	1,010.41	3.71	14.81
Class Z	1,000.00	1,015.48	2.67	9.73

Highland Healthcare Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,069.50	2.47%	$12.85
Class C	1,000.00	1,066.00	3.12	16.20
Class Z	1,000.00	1,071.70	2.11	10.99
Hypothetical
Class A	$1,000.00	$1,012.72	2.47%	$12.50
Class C	1,000.00	1,009.45	3.12	15.76
Class Z	1,000.00	1,014.53	2.11	10.68

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December 31, 2019	Highland Funds I

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratios(1)	Expenses Paid During Period(2)

Highland Merger Arbitrage Fund
Actual Fund Return
Class A	$1,000.00	$1,046.20	4.29%	$9.93
Class C	1,000.00	1,042.70	5.00	13.50
Class Z	1,000.00	1,047.40	3.99	8.34
Hypothetical
Class A	$1,000.00	$1,015.43	4.29%	$9.78
Class C	1,000.00	1,011.92	5.00	13.30
Class Z	1,000.00	1,016.99	3.99	8.21

Highland Opportunistic Credit Fund
Actual Fund Return
Class A	$1,000.00	$986.60	1.25%	$6.24
Class C	1,000.00	984.20	1.75	8.78
Class Z	1,000.00	988.20	0.90	4.50
Hypothetical
Class A	$1,000.00	$1,018.85	1.25%	$6.34
Class C	1,000.00	1,016.29	1.75	8.92
Class Z	1,000.00	1,020.61	0.90	4.57

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (184/366).

Approval of Highland Funds I Investment Advisory Agreements

The Trust has retained Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to manage the assets of each Fund pursuant to investment advisory agreements between the Investment Adviser and each such Fund (the “Advisory Agreements”). The Advisory Agreements were approved by the Funds’ Board of Trustees, including a majority of the Independent Trustees.

Following an initial two-year term, each of the Advisory Agreements continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During a telephonic meeting held on August 15, 2019, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Advisory Agreements for a one-year period commencing November 1, 2019 with respect to the Funds. The primary objective of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 19-20, 2019, the Board of Trustees, including the Independent Trustees, approved the continuance of each Advisory Agreement for a one-year period commencing on November 1, 2019. As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreements to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions and with respect to cybersecurity, business continuity and disaster recovery; (4) comparative information showing how each Fund’s fees and expenses compare to those of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Funds, if any; (5) information on the investment performance of the Funds, including comparisons of the Funds’ performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to the Funds, if any; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its affiliates. After the August 2019 meeting, the Trustees requested that the Advisers provide additional information regarding various matters. In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent source of investment company data, relating to each Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to that Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”).

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at periodic meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to the Funds, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Funds. The information received and considered by the Board of Trustees

Semi-Annual Report	63

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	Highland Funds I

in connection with the September 19-20, 2019 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Advisory Agreements, the detailed information provided by the Investment Adviser and other relevant information and factors. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board of Trustees’ conclusions as to the approval of the Advisory Agreements were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself.

Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Advisory Agreements, including prior to the September 19-20, 2019 meeting.

The nature, extent, and quality of the services to be provided by the Investment Adviser. The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreements and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board discussed the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of each Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board also considered the Investment Adviser’s risk management processes. The Board of Trustees took into account the terms of the Advisory Agreements and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing the investment of the assets of the Funds. The Board of Trustees also took into account that the scope of services provided by the Investment Adviser and the undertakings required of the Investment Adviser in connection with those services, including maintaining and monitoring its own and the Funds’ compliance program, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered the Adviser’s preparation with respect to the reporting modernization and liquidity risk management requirements required by new SEC regulations. The Board of Trustees also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Funds’ service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to each Fund and its shareholders by the Investment Adviser and its affiliates. The Board also considered the significant risks assumed by the Investment Adviser in connection with the services provided to each Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Funds. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Adviser with respect to the Funds and the other funds in the Highland complex over the years.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Funds’ Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreements, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreements.

64	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	Highland Funds I

The Investment Adviser’s historical performance. In considering each Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about each Fund’s performance results. The Board of Trustees reviewed the historical performance of each Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the performance of each Fund and considered the relative performance of each Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which each Fund was placed for comparative purposes, including any differences between a Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE.

Among other performance data, the Board of Trustees considered:

With respect to the Long/Short Equity Fund, the Board of Trustees also noted that the Fund had underperformed its benchmark, the Standard & Poor’s 500 TR USD Index for the one-, three-, five- and 10-year periods ended June 30, 2019, but had performed in line with its peer group median for one-, three- and five-year periods. With respect to the Healthcare Opportunities Fund, the Board of Trustees also considered that the Fund had underperformed the DJ US Health Care TR USD Index for the three-, five- and ten-year periods ended June 30, 2019, and had underperformed its peer group medians over the same periods. The Board of Trustees further noted that the Healthcare Opportunities Fund outperformed its index and peer group median for the one-year period ended June 30, 2019. With respect to the Merger Arbitrage Fund, the Board of Trustees considered that the Fund outperformed its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond TR USD Index for the three-year period ended June 30, 2019, and underperformed its benchmark for the one-year period ended June 30, 2019. The Board also noted that the Merger Arbitrage Fund outperformed its peer group median, one-year and three-year periods ended June 30, 2019. With respect to the Opportunistic Credit Fund, the Board of Trustees considered that the Fund had outperformed its benchmark, the Credit Suisse Leveraged Loan USD Index, and the Morningstar peer group median and category median for the one-year period ended June 30, 2018. The Board further considered that the Opportunistic Credit Fund had underperformed its benchmark and peer group median for the one and five-year periods ended June 30, 2019.

In the case of each Fund that had performance that lagged, as applicable, the performance of its peer group median and/or benchmark for certain periods, the Board considered information provided by the Investment Adviser relating to the attribution of performance results for each such Fund and took into account the Investment Adviser’s discussion of the Funds’ performance, including factors that contributed to a Fund’s relative underperformance, including current market conditions, and if applicable, any steps taken to address the Fund’s performance or any plans with respect to the Fund.

With respect to each Fund, the Board of Trustees concluded that the Fund’s overall performance and other relevant factors, including the Adviser’s actions to address any underperformance, supported the continuation of the Advisory Agreement with respect to each Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with each Fund. The Board of Trustees also gave consideration to the fees payable under the Advisory Agreements, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Funds, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Advisory Agreements versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Funds and (b) the expense ratios of each Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of that Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to each Fund under separate agreements and whether such fees are appropriate.

Among other data, the Board of Trustees noted that with respect to the Long/Short Equity Fund, the Board of Trustees considered that the Fund’s total net expenses and net management fee (including administrative fees) were lower than

Semi-Annual Report	65

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2019	Highland Funds I

those of its peer group median but that its management fee was higher than that of its peer group. With respect to the Healthcare Opportunities Fund, the Board of Trustees considered that the Fund’s total net expenses and net management fee were higher than those of its peer group median but that its management fee was lower than that of its peer group. With respect to the Merger Arbitrage Fund, the Board of Trustees considered that the Fund’s total net expenses was higher than its peer group median but that its net management fee were much lower than those of its peer group median and that its management fee was equal to its peer group median. With respect to the Opportunistic Credit Fund, the Board of Trustees considered that the Fund’s total net expenses is equal to that of its peer group median and that its net management fee was lower than that of its peer group median, but that its management fee was higher than that of its peer group.

The Board of Trustees took into account management’s discussion of the Funds’ expenses, including the impact of asset levels on expenses, and also took into consideration the amounts waived and/or reimbursed by the Investment Adviser, if any, where expense caps or advisory fee waivers had been implemented.

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Funds, such as the reputational value of serving as Investment Adviser to the Funds, potential fees paid to the Investment Adviser’s affiliates by the Funds or portfolio companies for services provided, including administrative services provided to the Funds by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Funds in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions and, with respect to certain Funds that invest in one of more other funds in the Highland fund complex, the fees paid to the Adviser of the underlying Fund and its affiliates with respect to such investments. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and each of the Funds.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with each Fund was not excessive.

The extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board of Trustees considered the respective asset levels of the Funds over time and historical net expenses relative to such asset levels, the information provided by the Investment Adviser relating to its costs and information comparing the Funds’ advisory fee rates charged with fee rates charged by other unaffiliated investment advisers. The Board of Trustees noted that the advisory fee for each of the Funds did not currently have breakpoints, but took note of the extension for one year of the management fee waiver in place for Highland Long/Short Equity Fund, pursuant to which the Adviser undertook to waive 1.25% of the Fund’s management fees for each class of the Fund. The Board of Trustees considered the Investment Adviser’s discussion of the Funds’ advisory fee structure, as well as the current asset levels of each of the Funds and any expense limitations or waivers in place. The Board of Trustees confirmed the extension for one year of the expense limitation agreements in place for Highland Opportunistic Credit Fund (0.90%) and Highland Merger Arbitrage Fund (1.50%). The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Funds on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Advisory Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Advisory Agreements, including the advisory fee to be paid to the Investment Adviser, are fair and reasonable to the Funds in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Funds.

66	Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000,

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Long/Short Equity Fund, Highland Healthcare Opportunities Fund, Highland Merger Arbitrage Fund, and Highland Opportunistic Credit Fund, (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

Semi-Annual Report	67

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Highland Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219424

Kansas City, MO 64105-1407

Highland Funds I	Semi-Annual Report, December 31, 2019

www.highlandfunds.com	HFI-SAR-1219

Highland/iBoxx Senior Loan ETF

Semi-Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-855-799-4757.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-799-4757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland/iBoxx Senior Loan ETF

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE (unaudited)

December 31, 2019	Highland/iBoxx Senior Loan ETF

Objective

Highland/iBoxx Senior Loan ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index.

Net Assets as of December 31, 2019

$293.0 million

Portfolio Data as of December 31, 2019

The information below provides a snapshot of the Highland/iBoxx Senior Loan ETF at the end of the reporting period.

Quality Breakdown as of December 31, 2019 (%)*

BBB	6.8
BB	41.0
B	48.4
CCC	2.5
NR	1.3

Top 5 Sectors as of 12/31/19 (%)*

Media/Telecommunications	9.0
Gaming/Leisure	8.9
Computers & Electronics	6.8
Healthcare	6.5
Insurance	5.5

Top 10 Holdings as of 12/31/19 (%)*

Refinitiv US Holdings Inc., Term Loan B, 1st Lien, 10/01/2025 VAR LIBOR USD 3 Month+3.750%	1.4
Envision Healthcare Corp., Term Loan, 1st Lien, 10/10/2025 VAR LIBOR USD 3 Month+3.750%	1.4
Univision Communications Inc., Term Loan C, 1st Lien, 03/15/2024 VAR LIBOR USD 3 Month+2.750%	1.3
Scientific Games International Inc., Term Loan B, 1st Lien, 08/14/2024 VAR LIBOR USD 3 Month+2.750%	1.3
Virgin Media Bristol LLC, N Facility, 1st Lien, 01/31/2028 VAR +0.000%	1.2
Bass Pro Group, Term Loan B, 09/25/2024 VAR LIBOR USD 3 Month+5.000%	1.2
Transdigm Inc., Term Loan F, 1st Lien, 06/09/2023 VAR LIBOR USD 3 Month+2.500%	1.1
Bausch Health Companies Inc., Term Loan B, 1st Lien, 06/02/2025 VAR LIBOR USD 3 Month+3.000%	1.1
DaVita Inc., Tranche B Term Loan, 1st Lien, 08/07/2026 VAR +0.000%	1.0
Berry Global, Inc., Term Loan, 1st Lien, 07/01/2026 VAR +0.000%	1.0

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified.

Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

*

Quality is calculated as a percentage of total senior loans. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings and holdings are subject to change, and may have changed since December 31, 2019.

†	Excludes cash equivalents.

Semi-Annual Report	1

FINANCIAL STATEMENTS (unaudited)

December 31, 2019	Highland/iBoxx Senior Loan ETF

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the class’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

December 31, 2019	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) - 64.7%

AEROSPACE - 2.4%
2,077,942	Transdigm Inc., Term Loan E, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 05/30/25	2,086,919
3,349,774	Transdigm Inc., Term Loan F, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 06/09/23	3,366,171
1,708,019	Transdigm Inc., Term Loan G, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 08/22/24	1,715,850

		7,168,940

AIRLINES - 1.4%
1,994,911	Air Medical Group Holdings, Inc., 2018 Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 04/28/22	1,960,309
2,000,000	American Airlines Inc., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 06/27/25	2,006,250

		3,966,559

AUTOMOTIVE - 0.7%
1,982,291	Gates Global LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 04/01/24	1,987,019

BUILDING MATERIALS - 1.1%
991,937	Forterra Finance, LLC, Replacement Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.000%, 10/25/23	972,927
2,161,587	Quikrete Holdings Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 11/15/23	2,174,124

		3,147,051

CHEMICALS - 4.1%
988,703	Berlin Packaging LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 11/07/25	984,110
3,000,000	Berry Global, Inc., Term Loan, 1st Lien, 07/01/26 (e)	3,017,820
1,695,503	H.B. Fuller Company, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 10/20/24	1,703,362
1,491,120	Ineos US Finance LLC, Cov-Lite, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 04/01/24	1,494,169
2,500,000	Messer Industries GmbH, Initial Term B-1 Loan, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 03/01/26	2,516,838
2,156,741	Tronox Finance LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 09/23/24	2,163,891

		11,880,190

Principal Amount ($)		Value ($)

COMPUTERS & ELECTRONICS - 5.6%
2,960,050	Boxer Parent Company Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.250%, 10/02/25	2,933,484
1,496,084	Epicor Software Corporation (fka Eagle Parent Inc.), Term B Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 06/01/22	1,506,279
1,954,515	GTT Communications Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 05/31/25	1,644,587
2,734,890	McAfee, LLC, Term B USD Loan, VAR LIBOR USD 3 Month+3.750%, 09/30/24	2,750,274
2,431,238	Micro Holdings (Internet Brands), Term Loan (2017), VAR LIBOR USD 3 Month+3.750%, 09/13/24	2,440,526
1,278,179	SS&C Technologies Holdings Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 04/16/25	1,288,378
1,421,291	SS&C Technologies Holdings Inc., Term Loan B3, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 04/16/25	1,432,903
2,493,750	Ultimate Software Group Inc., The, Initial Term Loan, VAR LIBOR USD 3 Month+3.750%, 05/04/26 (e)	2,513,625

		16,510,056

CONSUMER PRODUCTS - 0.5%
1,994,845	Revlon Consumer Products Corp., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 09/07/23	1,534,784

ENERGY - 0.4%
2,493,062	Seadrill Partners Finco LLC, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+6.000%, 02/21/21	1,267,560

FINANCE - 1.4%
4,198,102	Refinitiv US Holdings Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 10/01/25	4,239,034

FOOD & BEVERAGE - 3.2%
1,645,098	Albertson’s LLC, 2019 Term B-8 Loan, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 08/17/26	1,661,985
846,474	Albertson’s LLC, 2019-1 Term B-7 Loan, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 11/17/25	855,142
2,239,978	JBS USA Lux S.A. (fka JBS USA, LLC), New Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 05/01/26	2,263,308

See accompanying Notes to Financial Statements.	3

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) (continued)

FOOD & BEVERAGE (continued)
2,000,000	United Natural Foods, Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+4.250%, 10/18/25	1,718,750
2,969,887	US Foods Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 06/27/23	2,984,276

		9,483,461

GAMING/LEISURE - 8.2%
650,930	Boyd Gaming Corp, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 09/15/23	656,310
1,727,180	CityCenter Holdings LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 04/18/24	1,736,757
2,860,518	Crown Finance US Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 02/28/25	2,863,751
994,872	Four Seasons Holdings Inc., Term Loan 2013, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 11/30/23	1,004,079
2,019,935	Golden Nugget Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 10/04/23	2,029,580
2,729,814	IRB Holding Corp., Term B Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 02/05/25	2,750,861
1,191,426	MGM Growth Properties Operating Partnership LP, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 04/25/23	1,198,456
1,477,934	Sabre GLBL Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 02/22/24	1,488,302
3,847,667	Scientific Games International Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 08/14/24	3,863,442
890,150	Station Casinos LLC, Term Facility Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.500%, 06/08/23	895,678
1,244,813	Station Casinos LLC, Term Loan B Facility, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 06/08/23	1,252,544
2,493,557	UFC Holdings, LLC, Term Loan, VAR LIBOR USD 3 Month+3.250%, 04/29/26	2,513,468
1,750,000	VICI Properties 1 LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 12/20/24	1,760,684

		24,013,912

Principal Amount ($)		Value ($)

HEALTHCARE - 4.9%
2,992,403	Amneal Pharmaceuticals LLC, Term Loan B, VAR LIBOR USD 3 Month+3.500%, 05/04/25	2,705,133
2,992,500	DaVita Inc., Tranche B Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.250%, 08/07/26 (e)	3,019,747
4,687,809	Envision Healthcare Corp., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 10/10/25	4,021,742
1,978,252	Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.250%, 11/08/27	1,997,520
1,741,094	Life Time Fitness, Inc., 2017 Refinancing Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 06/10/22	1,748,441
1,000,000	Mallinckrodt International Finance S.A., 2017 Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 09/24/24	821,110

		14,313,693

INFORMATION TECHNOLOGY - 2.2%
1,989,691	Cengage Learning Inc., 2016 Refinancing Term Loan, 1st Lien, VAR LIBOR USD 1 Month+4.250%, 06/07/23	1,907,795
1,245,755	Go Daddy Operating Company LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 02/15/24	1,254,095
1,999,365	Kronos Incorporated, Incremental Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 11/01/23	2,012,181
1,228,759	Vertafore Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 07/02/25	1,217,240

		6,391,311

INSURANCE - 5.5%
2,416,539	Alliant Holdings Intermediate LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 05/09/25	2,421,456
2,237,377	Asurion, LLC, New B-7 Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 11/03/24	2,252,960
2,971,314	Asurion, LLC, Term Loan B6, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 11/03/23	2,992,544
2,895,038	Hub International Ltd., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 04/25/25	2,897,832

4	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) (continued)

INSURANCE (continued)
2,171,946	MPH Acquisition Holdings LLC, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 06/07/23	2,146,729
1,491,029	NFP Corp., Term B Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 01/08/24	1,487,435
1,988,070	Sedgwick Claims Management Services Inc. (Lightning Cayman Merger Sub, Ltd.), Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 12/31/25	1,991,798

		16,190,754

MACHINERY - 0.8%
2,238,608	Titan Acquisition Ltd., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.000%, 03/28/25	2,207,021

MEDIA/TELECOMMUNICATIONS - 9.0%
2,046,203	Cogeco Communications (USA) II L.P., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.380%, 01/03/25	2,056,178
61,333	Coral-US Co-Borrower LLC, Term Loan B4, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 01/30/26	61,841
1,741,071	Frontier Communications, Term B-1 Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 06/15/24	1,753,285
2,389,303	iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.000%, 05/01/26	2,412,695
1,900,000	Intelsat Jackson Holdings S.A., Term Loan B3, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 11/27/23	1,906,612
1,023,967	Level 3 Financing, Inc., 1st Lien, VAR LIBOR USD 3 Month+1.750%, 03/01/27	1,028,769
2,198,461	Radiate Holdco LLC, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 02/01/24	2,209,597
2,372,139	SBA Senior Finance II LLC, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 04/11/25	2,383,881
2,500,000	Telenet Financing USD LLC, Term Loan AN Facility, VAR LIBOR USD 3 Month+2.250%, 08/15/26	2,516,662
3,987,339	Univision Communications Inc., Term Loan C, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 03/15/24	3,946,110

Principal Amount ($)		Value ($)

MEDIA/TELECOMMUNICATIONS (continued)
3,500,000	Virgin Media Bristol LLC, N Facility, 1st Lien, 01/31/28 (e)	3,526,478
2,650,000	Ziggo Secured Finance Partnership, Term Loan E, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 04/15/25	2,662,269

		26,464,377

METALS & MINING - 0.7%
2,187,390	BWay Holding Company, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 04/03/24	2,183,977

PRINTING & PUBLISHING - 0.7%
1,995,000	Clear Channel Outdoor Holdings, Inc. Term Loan B, VAR LIBOR USD 3 Month+3.500%, 08/21/26	2,009,424

REAL ESTATE - 1.6%
2,224,334	Brookfield Property Inc., Initial Term Loan B, VAR LIBOR USD 3 Month+2.500%, 08/27/25	2,214,603
2,382,617	Uniti Group Inc., Shortfall Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 10/24/22	2,345,888

		4,560,491

RETAIL - 4.7%
3,516,132	Bass Pro Group, Term Loan B, VAR LIBOR USD 3 Month+5.000%, 09/25/24	3,512,475
1,129,358	Belk Inc., Closing Date, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.750%, 12/12/22	903,487
1,282,337	BJ’s Wholesale Club Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 01/27/24	1,292,756
1,441,681	J. Crew Group Inc., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.220%, 03/05/21	1,319,744
2,838,067	Petco Animal Supplies Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 01/26/23	2,424,774
2,370,669	PetSmart Inc., Term Loan B2, 1st Lien, VAR LIBOR USD 3 Month+4.000%, 03/11/22	2,350,044
2,000,000	Staples, Inc., 2019 Refinancing New Term B-1 Loan, VAR LIBOR USD 3 Month+1.750%, 04/16/26 (e)	1,970,130

		13,773,410

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)
US Senior Loans (a) (continued)

SERVICE - 3.8%
2,241,234	AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 04/22/26	2,262,044
2,978,958	Change Healthcare Holdings Inc., Closing Date Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 03/01/24	2,993,853
820,831	VAR LIBOR USD 3 Month+2.750%, 03/01/24	824,935
2,588,911	Nielsen Finance LLC, Cov-Lite, Term Loan B4, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 10/04/23	2,601,260
2,287,157	Red Ventures LLC (New Imagitas, Inc.), Term B-1 Loan, VAR LIBOR USD 3 Month+3.000%, 11/08/24	2,306,346

		10,988,438

TECHNOLOGY - 1.2%
1,496,212	Hyland Software, Inc., 1st Lien, VAR LIBOR USD 3 Month+3.500%, 07/01/24 (e)	1,506,850
1,983,544	SolarWinds Holdings Inc., 2018 Refinancing Term Loan, VAR LIBOR USD 3 Month+2.750%, 02/05/24	1,999,214

		3,506,064

UTILITIES - 0.6%
1,837,723	Calpine Corp., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 01/15/24	1,849,604
26,000,000	Texas Competitive Electric Holdings Company LLC, Escrow Loan (Extending), VAR LIBOR USD 3 Month+2.500%, (b)(c)	14,300

		1,863,904

	Total US Senior Loans (Cost $187,920,216)	189,651,430

Foreign Domiciled Senior Loans (a) - 3.5%

AUSTRALIA - 0.8%

USD
2,174,555	Aristocrat Leisure, Term Loan B3, 1st Lien, VAR LIBOR USD 3 Month+1.750%, 10/19/24	2,187,243

Principal Amount ($)		Value ($)

CANADA - 1.6%

USD
3,233,411	Bausch Health Companies Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 06/02/25	3,255,981
1,544,422	Bausch Health Companies Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 11/27/25	1,554,561

		4,810,542

LUXEMBOURG - 0.3%

USD
966,869	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 04/16/25	974,768

UNITED KINGDOM - 0.8%

USD
2,390,623	Misys Ltd., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 06/13/24	2,379,004

	Total Foreign Domiciled Senior Loans (Cost $10,254,273)	10,351,557

Number of Rights

Rights - 0.2%

UNITED STATES - 0.2%
431,587	Texas Competitive Electric Holdings Company LLC *(b)(c)	421,661

	Total Rights (Cost $1,159,885)	421,661

Number of Warrants

Warrant - 0.1%

UNITED STATES — 0.1%
10,709	iHeart Communications *(b)	164,319

	Total Warrants (Cost $200,420)	164,319

Shares

Cash Equivalent (d) - 38.8%
113,773,356	Dreyfus Treasury & Agency Cash Management, Institutional Class, 1.510%	113,773,356

	Total Cash Equivalents (Cost $113,773,356)	113,773,356

Total Investments - 107.3%		314,362,323

(Cost $313,308,150)
Other Assets & Liabilities, Net - (7.3)%		(21,338,305)

Net Assets - 100.0%		293,024,018

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (concluded)

December 31, 2019	Highland/iBoxx Senior Loan ETF

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland/iBoxx Senior Loan ETF (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise denoted as a fixed rate loan, all senior loans carry a variable interest rate.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2019, the LIBOR USD 1-Week, LIBOR USD 1-Month and LIBOR USD 3-Month rates were 1.630%, 1.763% and 1.908%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy and the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	No expiration date.
(c)	Represents value held in escrow pending future events. No interest is being accrued.
(d)	The rate shown is the 7-day effective yield as of December 31, 2019.
(e)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
*	Non-income producing security.

LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
Ltd	— Limited
USD	— United States Dollars
VAR	— Variable Rate

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Healthcare	1.6%
Computers & Electronics	1.1%
Gaming/Leisure	0.8%

3.5%

See accompanying Notes to Financial Statements.	7

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2019 (unaudited)	Highland/iBoxx Senior Loan ETF

($)
Assets:
Total Investments, at value (cost $199,534,794)	200,588,967
Cash Equivalent (cost $113,773,356)	113,773,356
Receivable for:
Investments sold	35,143,564
Fund shares sold	17,545,728
Dividends and interest	428,718
Investment adviser reimbursement (Note 4)	183,902
Prepaid expenses	30,693

Total assets	365,884,571

Liabilities:
Due to custodian	1,046,537
Payable for:
Investments purchased	73,145,701
Investment advisory fees (Note 4)	33,145
Administration fees (Note 4)	13,719
Trustees’ fees (Note 4)	13,305
Transfer agent fees	4,135
Accrued expenses and other liabilities	414,368

Total liabilities	72,860,553

Net Assets	293,024,018

Net Assets consist of:
Paid-in capital	341,308,766
Total distributable loss	(48,284,748)

Net Assets	293,024,018

Shares outstanding (unlimited authorization — no par value)	16,700,000
Net asset value, per share (Net assets/shares outstanding)	17.55

8	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Six-Month Period Ended December 31, 2019 (unaudited)	Highland/iBoxx Senior Loan ETF

($)
Investment Income:
Interest income	6,466,534
Other income	107

Total investment income	6,466,641

Expenses:
Investment advisory fees (Note 4)	585,964
Administration fees (Note 4)	86,034
Trustees’ fees (Note 4)	48,105
Expedited settlement facility (Note 4)	223,013
Printing fees	86,829
Legal fees	69,304
Audit fees	55,301
Licensing fees	48,477
Custodian fees	28,584
Pricing fees	26,777
Transfer agent fees	22,166
Registration fees	7,596
Professional fees	4,022
Other	37,758

Total operating expenses	1,329,930

Fees and expenses waived by Investment Adviser (Note 4)	(361,788)

Net operating expenses	968,142

Net investment income	5,498,499

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(6,516,306)
Net change in unrealized appreciation on investments	6,432,227

Net realized and unrealized loss on investments	(84,079)

Net increase in net assets resulting from operations	5,414,420

See accompanying Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS

Highland/iBoxx Senior Loan ETF

	Six Months Ended December 31, 2019 (unaudited) ($)	Year Ended June 30, 2019 ($)
Increase (Decrease) in Net Assets:

Operations:
Net investment income	5,498,499	23,372,259
Net realized loss on investments	(6,516,306)	(19,406,348)
Net change in unrealized appreciation on investments	6,432,227	6,317,757

Net increase in net assets resulting from operations	5,414,420	10,283,668

Distributions	(5,767,420)	(23,252,153)

Total distributions	(5,767,420)	(23,252,153)

Share Transactions
Subscriptions	635,333,814	749,999,325
Redemptions	(605,222,581)	(1,073,019,336)

Net increase (decrease) from share transactions	30,111,233	(323,020,011)

Total increase (decrease) in net assets	29,758,233	(335,988,496)

Net Assets:
Beginning of period	263,265,785	599,254,281

End of period	293,024,018	263,265,785

Changes in Shares
Subscriptions	36,400,000	42,300,000
Redemptions	(34,700,000)	(60,400,000)

Net increase (decrease)	1,700,000	(18,100,000)

10	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland/iBoxx Senior Loan ETF

Selected data for a share outstanding throughout each year/period is as follows:

	Six Months Ended 12/31/19 (unaudited)		For the Years Ended June 30,
			2019	2018	2017		2016	2015

Net Asset Value, Beginning of Period/Year	$17.55		$18.10	$18.38	$18.37		$19.19	$19.94

Income from Investment Operations:

Net investment income(a)	0.37		0.89	0.83	0.86		0.81	0.76

Net realized and unrealized gain (loss)	—		(0.55)	(0.27)	0.01		(0.82)	(0.75)

Total from investment operations	0.37		0.34	0.56	0.87		(0.01)	0.01

Less Distributions Declared to Shareholders:

From net investment income	(0.37)		(0.89)	(0.83)	(0.86)		(0.81)	(0.76)

From return of capital	—		—	(0.01)	(0.00	)(b)	—	(0.00	)(b)

Total distributions declared to shareholders	(0.37)		(0.89)	(0.84)	(0.86)		(0.81)	(0.76)

Net Asset Value, End of Period/Year	$17.55		$17.55	$18.10	$18.38		$18.37	$19.19

Market Price, end of period/year	$17.54		$17.54	$18.09	$18.39		$18.38	$19.23

Total return(c)	2.16	%(d)	1.94%	3.11%	4.78%		0.02%	0.09%

Ratios to Average Net Assets/Supplemental Data:

Net assets, end of period/year (000s)	$293,024		$263,266	$599,254	$562,510		$391,293	$324,371

Gross operating expenses(g)	1.02	%(e)	0.82%	0.73%	0.74%		0.77%	0.73%

Net investment income	4.23	%(e)	4.98%	4.56%	4.62%		4.39%	3.90%

Portfolio turnover rate	164	%(f)	186%	126%	115%		51%	9%

(a)	Per share data was calculated using average shares outstanding for the period.
(b)	Amount represents less than $0.005 per share.
(c)

Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return is for the period indicated and has not been annualized.
(e)	Annualized.
(f)	Not annualized.
(g)	Supplemental expense ratios are shown below:

	Six Months Ended 12/31/19 (unaudited)		For the Years Ended June 30,
			2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.75	%(e)	0.61%	0.55%	0.55%	0.55%	0.55%

Amounts designated as “—“ are $0.

See accompanying Notes to Financial Statements.	11

NOTES TO FINANCIAL STATEMENTS (unaudited)

December 31, 2019	Highland/iBoxx Senior Loan ETF

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with five portfolios that are currently being offered, each of which is non-diversified. The financial statements herein are those of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund is a non-diversified exchange-traded fund (“ETF”). The financial statements of the remaining funds of the Trust are presented separately.

Investment Objective

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fund Shares

Shares of the Fund are listed and traded on NASDAQ, Inc. Market prices for the shares of the Fund may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares for the Fund. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Creation Units

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units of the Fund may only be purchased or redeemed directly from the Fund by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange, National Association of Securities Dealers Automatic Quotation Systerm (“NASDAQ”) or other nationally recognized exchange use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotation will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur

12	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact on the Fund.

The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of the end of the reporting period because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2019, the Fund’s investments consisted mainly of senior loans. The fair value of the Fund’s loans is generally based on quotes received from brokers or independent pricing services. Loans with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would

Semi-Annual Report	13

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value of the security at the end of the period. A summary of the levels of inputs used to value the Fund’s assets as of December 31, 2019 is as follows:

	Total Market Value at 12/31/19	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland/iBoxx Senior Loan ETF
Assets
US Senior Loans*	$189,651,430	$—	$189,651,430	$—
Foreign Domiciled Senior Loans*	10,351,557	—	10,351,557	—
Rights*	421,661	—	421,661	—
Warrant*	164,319	—	164,319	—
Cash Equivalent*	113,773,356	113,773,356	—	—

Total	$314,362,323	$113,773,356	$200,588,967	$—

*	Please refer to the Investment Portfolio for industry/country breakout.

Amount designated as “—” are $0.

For the six-month period ended December 31, 2019, there were no transfers within the Fund between Level 1, Level 2 and/or Level 3.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, and certain short-term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are segregated in the Statement of Operations from the effects of changes in market prices of those securities, included within the net realized and unrealized gain or loss on investment securities.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.

U.S. Federal Income Tax Status

The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that it should not be subject to U.S. federal excise tax. There-

14	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

fore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior tax year), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

The Fund intends to pay distributions from net investment income, if any, on a monthly basis. The Fund intends to pay net realized capital gains, if any, on an annual basis.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the prior two fiscal years ended June 30, was as follows:

	Distributions paid from:
	Ordinary Income*	Long- Term Capital Gains	Return of Capital
Highland/iBoxx Senior Loan ETF
2019	$23,252,153	$—	$—
2018	26,385,761	—	191,058

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2019, the Fund’s most recent tax year end, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income	Post October Losses
Highland/iBoxx Senior Loan ETF	$(23,089,797)	$(8,239,762)	$120,126	$(16,722,315)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions as of June 30, 2019 are as follows:

	Short-Term Loss	Long-Term Loss	Total
Highland/iBoxx Senior Loan ETF	$13,821,732	$9,268,065	$23,089,797

For federal income tax purposes, the cost of securities owned at December 31, 2019, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for federal income tax purposes in the current period and have been deferred for use in future periods.

Unrealized appreciation and depreciation at December 31, 2019, based on cost of investments, including cash equivalents, for U.S. federal income tax purposes was:

	Gross Appreciation	Gross Depreciation	Net Appreciation	Cost
Highland/iBoxx Senior Loan ETF	$2,967,146	$(1,912,973)	$1,054,173	$313,308,150

Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

The Investment Adviser receives from the Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of the Fund, at the annual rate of 0.45%.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. For its services under the Administration Agreement, the Administrator receives a monthly administration fee from the Fund, calculated and assessed in arrears based on the aggregate net assets of the Fund, subject to an annual minimum fee. For the six-month period ended December 31, 2019, the Fund paid $86,034 for these services.

Service and Distribution Fees

SEI Investments Distribution Co. (the “Distributor) serves as the Fund’s underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all cost of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2020, and may not be terminated prior to this date without the action or consent of the Board. Under the Expense Cap, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

As of December 31, 2019, pursuant to the above, fees previously waived and reimbursed by the Investment Adviser that may be subject to possible future reimbursement to the Investment Adviser were as follows:

	Expiring Fiscal Years Ended June 30,
	2020	2021	2022
Highland/iBoxx Senior Loan ETF	$1,125,416	$1,093,912	$1,066,580

During the six-month period ended December 31, 2019, $339,619 of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based on relative net assets. The “Highland Funds Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are each advised by the Investment Adviser or its affiliated advisers as of the date of this report. Prior to December 8, 2017, Mr. Powell was treated as an “interested person” of the Fund for all purposes other than compensation and the Trust’s Code of Ethics. The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser.

Expedited Settlement Agreements

On June 15, 2017 and May 14, 2019, the Fund entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreements”). The Expedited Settlement Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. For the six-month period ended December 31, 2019, the Fund paid $205,597 to the dealer as part of the Expedited Settlement Agreements.

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

While the Expedited Settlement Agreements are intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Note 5. Portfolio Information

For the six-month period ended December 31, 2019, the cost of purchases and the proceeds from sales of the Fund’s portfolio securities amounted to the following:

	U.S. Government Securities*		Other Securities
	Purchases	Sales	Purchases	Sales
Highland/iBoxx Senior Loan ETF	$—	$—	$412,938,402	$372,089,910

*	The Fund did not have any purchases or sales of U.S. Government Securities for the six-month period ended December 31, 2019.

Note 6. Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may rise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

Asset Class Risk

Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk

Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund’s investments. As a result, investments in Fund shares may be less tax-efficient than investments in conventional ETFs. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind.

Commodities Risk

Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Commodity linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk

The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value (“NAV”) and the market price of the Fund’s shares.

Debt Securities and Leveraged Loans Risk

The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

from short-term interest rates. Leveraged Loans are subject to the same risks typically associated with debt securities. In addition, Leveraged Loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged Loans. Leveraged Loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, we may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, we may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with the result that we may have less information about such issuers than other investors who transact in such assets.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Exchange-Traded Funds Risk

The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Fixed Income Market Risk

Fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential future changes in government policy may affect interest rates.

Focused Investment Risk

The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies.

High-Yield Debt Securities Risk

Below investment grade securities or unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid Securities Risk

The Adviser may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Industry Concentration Risk

Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and a Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk

The Adviser relies on a license, which may be terminated by the Index Provider, that permits the Fund to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. In the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

Interest Rate Risk

When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to such liability.

Limited Information Risk

The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities.

Liquidity Risk

Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Loan Participation Risk

In addition to the risks typically associated with debt securities, Participations involve the risk that there may not be a readily available market for Participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Participations also involve the credit risk associated with the underlying corporate borrower.

Management Risk

Management risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies.

Market Price Variance Risk

Fund shares will be listed for trading on NASDAQ, Inc. (the “Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long term. In addition, the securities held by the Fund may be traded in markets that close at a different time than NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NASDAQ is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, given the liquidity of the Fund’s assets. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Non-Diversification Risk

As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk

Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk

Ongoing monitoring risk is the risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Operational and Technology Risk

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk

Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.

Passive Investment Risk

The Fund is not actively managed and HCMFA does not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk

High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

Prepayment Risk

During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may result in a decrease in the Fund’s income.

Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

Securities Market Risk

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Senior Loans Risk

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

Swaps Risk

Investments in swaps involve both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (i.e., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Tracking Error Risk

The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

December 31, 2019	Highland/iBoxx Senior Loan ETF

Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Note 8. Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods ending on or after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 9. New Accounting Pronouncements

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser has evaluated the impact of this new guidance and there was no impact on the Fund’s financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and there was no impact on the Fund’s financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser has evaluated the impact of this new guidance and there was no impact on the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

22	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

December 31, 2019	Highland/iBoxx Senior Loan ETF

Additional Portfolio Information

Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the bid and the ask on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information regarding premiums and discounts for the Fund is available on the Fund’s website at www.highlandfunds.com The Investment Adviser and its affiliates manage other accounts, including private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each are allocated in a manner believed by the Investment Adviser to be equitable over time. The Investment Adviser may aggregate orders, which may include orders for accounts in which the Investment Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.

Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period July 1, 2019 through December 31, 2019, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Semi-Annual Report	23

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratios	Expenses Paid During Period*

Highland/iBoxx Senior Loan ETF
Actual Fund Return	$1,000.00	$1,021.60	0.75%	$3.81
Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the hypothetical six-month period, multiplied by 184/366 (to reflect the one-half year period).

Changes of Independent Registered Public Accounting Firms

On September 28, 2018, Highland Long/Short Equity Fund, Highland Healthcare Opportunities Fund, Highland Merger Arbitrage Fund, Highland Opportunistic Credit Fund and Highland/iBoxx Senior Loan ETF, each a series of Highland Funds I (the “Trust”), dismissed KPMG LLP (“KPMG”) as the Trust’s independent registered public accounting firm, effective on such date. The decision to dismiss KPMG was approved by the audit committee and by the full board of trustees of the Trust (the “Board”). On September 27, 2018, the Trust approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm. KPMG’s audit reports on the Trust’s financial statements as of and for the years ended June 30, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During its audits of the Trust as of June 30, 2018, KPMG concluded management’s review control over a certain hard-to-value security held by Opportunistic Credit Fund was not designed at an appropriate level of precision to assess the orderly nature of transactions involving the security and reasonableness and reliability of certain inputs to the fair value model for the security. In connection with this audit, KPMG advised the Trust of the need to expand significantly the scope of its audits. Although Management of the Trust initially disagreed with KPMG’s position, subsequent to KPMG’s dismissal Management ultimately took the position that the transactions were orderly and revised certain non-observable inputs to the fair value model for the security.

KPMG and Management individually identified a material weakness in the control environment of Highland Opportunistic Credit Fund related to the assessment of orderly trans-

actions and non-observable inputs used in fair valuation of a fair valued asset held.

Other than the disagreements and reportable events disclosed above, during the Trust’s years ended June 30, 2018 and 2017 and the subsequent interim period through September 28, 2018, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). The audit committee of the Trust discussed the subject matter of these disagreements and reportable events with KPMG. The Trust has authorized KPMG to respond fully to the inquiries of PwC concerning the subject matter of these disagreements and reportable events.

During the years ended June 30, 2018 and 2017 and the subsequent interim period through September 28, 2018, neither Management, the Trust, nor anyone on its behalf, consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Trust, and no written report or oral advice was provided to the Trust by PwC that PwC concluded was an important factor considered by the Trust in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Approval of Investment Advisory Agreement

The Fund has retained Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Advisory Agreement”). The Advisory Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Advisory Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During a telephonic meeting held on August 15, 2019, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement

24	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

for a one-year period commencing November 1, 2019 with respect to the Fund. The primary objective of the meeting was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 19-20, 2019, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2019. As part of its review process, the Board requested, through its independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Advisory Agreement to the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions and with respect to cybersecurity, business continuity and disaster recovery; (4) comparative information showing how the Fund’s fees and expenses compare to those of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund, if any; (5) information regarding the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to the Fund, if any; (6) premium and discount information with respect to the Fund; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or its affiliates. After the August 2019 meeting, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent source of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”).

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at periodic meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the September 19-20, 2019 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Advisory Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board of Trustees’ conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself.

Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Advisory Agreement, including prior to the September 19-20, 2019 meeting

The nature, extent, and quality of the services to be provided by the Investment Adviser. The Board considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board discussed the relevant experience and qualifications of the personnel who would provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under

Semi-Annual Report	25

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2019	Highland/iBoxx Senior Loan ETF

management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board also considered the Investment Adviser’s risk management processes. The Board of Trustees took into account the terms of the Advisory Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided by the Investment Adviser and the undertakings required of the Investment Adviser in connection with those services, including maintaining and monitoring its own and the Fund’s compliance program, had expanded over time as a result of regulatory, market and other developments. In this regard, they considered the Adviser’s preparation with respect to the reporting modernization and liquidity risk management requirements required by new SEC regulations. The Board of Trustees also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services, provided to the Fund and its shareholders by the Investment Adviser and its affiliates. The Board also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Adviser with respect to the Fund and the other funds in the Highland complex over the years.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board took into account the Investment Adviser’s risk assessment, monitoring process and regulatory history. The Board concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services supported the approval of the Advisory Agreement.

The Investment Adviser’s historical performance. In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE.

Among other data relating specifically to the Fund’s performance, the Board considered FUSE’s explanatory note that the peer group and universe consist of bank loan funds with similar pricing characteristics and that the universe excludes outliers. The Board of Trustees took into account FUSE’s note that the Fund’s peer group includes active and passive strategies in order to present a larger comparison. The Board of Trustees considered that the Fund had underperformed its benchmark, the Markit iBoxx USD Liquid Leveraged Loan Index, and its peer group for the one-, three- and five-year periods ended June 30, 2019. The Board of Trustees also noted that Fund had an overall positive tracking error result with respect to its benchmark since the Fund’s inception. The Board also took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors, including the Adviser’s actions to address any underperformance, sup-

26	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2019	Highland/iBoxx Senior Loan ETF

ported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund. The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate. The Board of Trustees took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets.

Among other data, the Board of Trustees considered that the Fund’s total net expenses and advisory fee were lower than those of its peer group median and that its net management fee was lower than that of its peers. The Board noted that the Investment Adviser had agreed to waive fees and/or reimburse expenses to cap total annual fund operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.55% of the average daily assets attributable to any fund class until at least October 31, 2020, unless otherwise terminated by the Board of Trustees.

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board considered the effective fee under the Advisory Agreement for the Fund as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Fund grow. The Board noted that, while the Fund does not currently contain breakpoints in its advisory fee schedule, the Fund does benefit from an expense limitation agreement currently in place until at least October 31, 2020, unless otherwise terminated by the Board. The Board considered the Investment Adviser’s discussion of the Fund’s advisory fee structure. The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser on the one hand and shareholders of the Fund on the other.

Conclusion. Following a further discussion of the factors above, it was noted that in considering the approval of the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Advisory Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser proposes to provide, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Semi-Annual Report	27

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000

Dallas, TX 752101

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-855-799-4757 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30th are available (i) without charge, upon request, by calling 1-855-799-4757 and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q, upon request and without charge, by visiting the Fund’s website at www.highlandfunds.com or by calling 1-855-799-4757.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-855-799-4757.

28	Semi-Annual Report

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One Heritage Drive, 1st Floor

North Quincy, MA 02171

Highland/iBoxx Senior Loan ETF	Semi-Annual Report December 31, 2019

www.highlandfunds.com	HFI-SA-001-0800

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Highland Fund I’s (the “Registrant”) Board of Trustees.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3) Not applicable.

(a)(4)(i) Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(b) Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS I

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: May 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer,
and Principal Executive Officer

Date: May 19, 2020